Stein Roe Mutual Funds

Semiannual Report
Dec. 31, 1998


Photo of: bridge

Stein Roe Tax-Exempt Bond Funds

Tax-Exempt Funds

           Municipal Money Market Fund
           Intermediate Municipals Fund
           Managed Municipals Fund
           High-Yield Municipals Fund



LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
--------------------------------------------------------------------------------

From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Fund Performance..................................................   3

   How the Stein Roe tax-exempt bond funds have done over time

Questions & Answers

   Interviews with the portfolio managers and a summary of
   investment activity over the past six months
   Municipal Money Market Fund....................................   6
   Intermediate Municipals Fund  .................................   10
   Managed Municipals Fund .......................................   13
   High-Yield Municipals Fund  ...................................   17

Portfolios of Investments.........................................   20

   A complete list of investments with market values

Financial Statements..............................................   46

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   56

Financial Highlights..............................................   61

   Selected per-share data

From the President
--------------------------------------------------------------------------------

Photo of: Thomas W. Butch

To Our Shareholders
The second half of calendar year 1998 was a challenging but rewarding time for tax-exempt securities. Since my last report to you, municipal bonds have provided solid total returns with relatively modest levels of price volatility.

   I am pleased to say that each of the four Stein Roe tax-exempt bond funds provided positive results and outperformed the average of their peers for the six months ended Dec. 31, 1998, as shown on page 3.

   On the pages that follow, each Fund's portfolio manager presents an overview of events since June that affected the tax-exempt bond market. We explain how we have positioned Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund, and Stein Roe High-Yield Municipals Fund for the balance of fiscal 1999.

Shorter-Term Bonds Led the Way
High-quality municipal bonds with maturities of less than five years offered the highest total return potential among tax-exempt securities between June and December 1998. As bond prices rose, average yields on highly rated municipal bonds fell between 10 and 60 basis points (0.10% and 0.60%).

   This past autumn the Federal Reserve Board reduced its target for short-term interest rates by 0.75% to 4.75% to maintain domestic econ omic growth in the wake of global economic weakness. This sharp easing of short-term rates led to further declines in long-term interest rates. Thirty-year U.S. Treasury bond yields reached a near 40-year low of 4.71% on October 5 and ended calendar year 1998 at 5.09%.

   Since mid-October, investor demand for U.S. government and municipal debt has eased. Led by bright earnings prospects for technology stocks, the U.S. equity market recovered from a brief but biting 19.5% summer correction. A widening of yields between high quality and higher risk securities also sparked renewed interest in lower-grade corporate debt and, to a lesser degree, municipal bonds.

A Positive Economic and Political Climate
We believe the current environment is quite favorable for municipal bond investors, especially when viewed against taxable fixed-income alternatives. Continued domestic growth has helped many states maintain high credit ratings and helped the federal government post budget surpluses. Consumer inflation is negligible. Tax-equivalent yields on longer term municipal bonds averaged more than 95% of comparable maturity U.S. Treasury bonds as of December 31, a level we haven't seen in a decade.

Supply May Ease
In calendar 1998, our nation's municipalities issued more than $284 billion in new tax-exempt bonds, the second largest volume on record, according to The Bond Buyer, a municipal bond trade publication. Many of these issuers refinanced old debt, thereby allowing many states to substantially reduce debt service expenditures in the years ahead.

   We expect that new municipal bond supply will ease in 1999, in part because the Internal Revenue Service imposes limits on how often municipalities can refinance their debt. This is potentially good news for municipal bond investors because if demand for tax-exempt securities remains steady or rises, bond prices should hold up well.

Three Reasons to Look At Municipal Bond Funds

Historically, municipal bond yields have averaged between 80% and 85% of U.S. Treasuries, making the current environment, with yields nearly as high as Treasuries, unusually attractive, in our view. When you compare the income potential of a municipal bond with the income potential of a taxable investment after taxes, you'll see it can be quite attractive. For example, as of Dec. 31, 1998, a 30-year U.S. Treasury bond yielded 5.09% before taxes, and 3.07% after taxes for an investor in the 39.6% federal tax bracket. By comparison, the average A rated municipal bond yielded 5.07% as of Dec. 31, 1998.*

   Since America's economy appears healthy, we believe a no-load municipal bond fund currently offers investors three distinct advantages:

o Most of the income potential of comparable maturity and quality taxable bond funds at a potentially significant tax advantage;

o A diversification opportunity for investors whose asset mix and risk profile may have substantially shifted in recent years; and

o Reduced federal income tax liability (for most taxpayers).*

   We urge you to review the role your municipal bond fund or funds are playing in your portfolio and, as appropriate, consider increasing your financial com mitment to this time-tested asset class.

   On behalf of Stein Roe, I want to personally thank you for your continued confidence in our organization, which this year marks its 50th anniversary of serving mutual fund investors.


   Sincerely,

   Thomas W. Butch
   President
   Jan. 8, 1999

*Income may be subject to state or local taxes and federal alternative minimum tax. Capital gains are subject to federal, state and local taxes.

Unlike Treasuries, municipal bonds vary in quality and are not guaranteed by the U.S. government.

Fund Performance
--------------------------------------------------------------------------------

                           Cumulative Six-Month and Average Annual Total Returns
                                                     Periods Ended Dec. 31, 1998
                                        6 MONTHS   1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Stein Roe Municipal Money
  Market Fund                             1.43%     2.95%     2.94%      3.41%
U.S. Consumer Price Index (Inflation)     0.85      1.80      2.70       3.20
Lipper Tax-Exempt Money Market
  Fund Average                            1.41      2.92      2.91       3.08
Number of Funds in Peer Group             134        134       106         71

Stein Roe Intermediate Municipals Fund    3.40%     5.46%     5.20%      7.08%
Lehman Brothers 10-Year Municipal
  Bond Index                              4.10      6.76      6.35       8.33
Lehman Brothers 7-Year Municipal
  Bond Index                              3.82      6.23      5.79        --
Lipper Intermediate Municipal
  Debt Fund Average                       3.23      5.34      5.17       6.88
Number of Funds in Peer Group              151       149        85         27

Stein Roe Managed Municipals Fund         3.21%     5.50%     5.72%      7.73%
Lehman Brothers Municipal Bond Index      3.69      6.48      6.22       8.22
Lipper Municipal Debt Fund Average        3.00      5.33      5.43       7.68
Number of Funds in Peer Group              260       245       141         74

Stein Roe High-Yield Municipals Fund      2.76%     5.28%     6.36%      7.65%
Lehman Brothers Municipal Bond Index      3.69      6.48      6.22       8.22
Lipper High Yield Municipal Debt
  Fund Average                            2.36      5.25      5.98       7.58
Number of Funds in Peer Group              56         52        28         16
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

An expense limitation of 0.70% is currently in effect for Municipal Money Market
Fund and Intermediate Municipals Fund. Returns would have been lower without the limitation. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Tax-free income is exempt from federal taxes but may be subject to state and local taxes and federal alternative minimum tax. Each index shown above is an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; the indices are not available for direct investment. The Consumer Price
Index is the U.S. government's measure of inflation for urban consumers.
Sources: Lipper, Inc. and Bloomberg Business News.

Total Return Comparisons
--------------------------------------------------------------------------------
Comparison of change in value of a $10,000 investment for the years ended
Dec. 31.
--------------------------------------------------------------------------------
Intermediate Municipals Fund
Line Chart:
                  Intermediate Municipals         Lehman Brothers 10-Year
                  Fund                            Municipal Bond Index
12/31/88          10000                           10000
12/31/89          10812                           11068
12/31/90          11625                           11880
12/31/91          12865                           13320
12/31/92          13846                           14508
12/31/93          13234                           16361
12/31/94          14860                           15580
12/31/95          16779                           18254
12/31/96          17481                           19084
12/31/97          18793                           20846
12/31/98          19818                           22255


Comparison of change in value of a $10,000 investment for the years ended
Dec. 31.
--------------------------------------------------------------------------------
Managed Municipals Fund and High-Yield Municipals Fund
Line Chart:

              Managed Municpals       High-Yield            Lehman Brothers
              Fund                    Municipals Fund       Municipal Bond Index
12/31/88      10000                   10000                 10000
12/31/89      11060                   11141                 11079
12/31/90      11834                   11996                 11886
12/31/91      13240                   13176                 13329
12/31/92      14338                   13881                 14504
12/31/93      15951                   15358                 16286
12/31/94      15066                   14737                 15444
12/31/95      17561                   17345                 18140
12/31/96      18228                   18128                 18943
12/31/97      19923                   19855                 20685
12/31/98      21061                   20899                 22025

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. An expense limitation of 0.70% is currently in effect for Intermediate Municipals Fund. Returns would have been lower without the limitation. These charts compare the performance of the Stein Roe funds to the Lehman 10-Year Municipal Bond Index and the Lehman Municipal Bond Index, each an unmanaged group of fixed-income securities that differs from the composition of each Stein Roe fund; they are not available for direct investment. Each illustration assumes a $10,000 investment on Dec. 31, 1988.

Income Comparisons
--------------------------------------------------------------------------------
Managed Municipals Fund
Annual Income from a $100,000 Investment for years ended Dec. 31, 1979 through Dec. 31, 1998

Bar Chart:
Managed Muncipals Fund
Total Income = $336,788
12/79           5930
12/80           7072
12/81           8783
12/82           9805
12/83          10019
12/84           8268
12/85          12568
12/86          16159
12/87          15839
12/88          15791
12/89          18702
12/90          19705
12/91          20279
12/92          21398
12/93          21769
12/94          23119
12/95          24120
12/96          24802
12/97          26046
12/98          27133

--------------------------------------------------------------------------------
Intermediate Municipals Fund and High-Yield Municipals Fund
Annual Income from a $100,000 Investment for years ended Dec. 31, 1989 through Dec. 31, 1998

Bar Chart:

High-Yield Municipals Fund
Total Income = $92,372


Intermediate Municipals Fund
Total Income = $73,552

                       High-Yield                   Intermediate
                       Municipals Fund              Municipals Fund
12/89                   7701                        6191
12/90                   8267                        6651
12/91                   8593                        6652
12/92                   8602                        6642
12/93                   8528                        6798
12/94                   8727                        7065
12/95                   9517                        7732
12/96                  10672                        8193
12/97                  10932                        8604
12/98                  10832                        8855


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Performance includes changes in share price and reinvestment of income and capital gains distributions. The above illustrations assume a $100,000 investment on Dec. 31, 1988 and continuous reinvestment of dividends and capital gains and show the amount of income dividends for each 12-month period ended December 31.

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Veronica Wallace, Portfolio Manager of Stein Roe Municipal Money Market Fund and SR&F Municipal Money Market Portfolio

Photo of: Veronica Wallace

   Fund Data
   Investment Objective:
   Seeks maximum current tax-free income consistent with safety of capital and maintenance of liquidity by investing principally in a diversified portfolio of short-term municipal securities.

   Fund Inception:
   March 15, 1983

   Total Net Assets:
   $122.5 million

Q: Interest rates have declined sharply since June. How has the Fund performed in this environment?
A: Despite the Federal Reserve Board's 75 basis point (0.75%) cut in short-term interest rates beginning in September, SR&F Municipal Money Market Portfolio has maintained its income-generating potential. We anticipated the Fed's easing of credit this past autumn and kept average maturity well above most of the Fund's peers throughout the first half of fiscal 1999. As of Dec. 31, 1998, average maturity stood at 55 days, some 25% higher than the average tax-exempt money market fund, according to Lipper, Inc. This has helped maximize the Fund's seven-day current tax-exempt yield, currently 3.13%. In fact, the Fund's seven-day current yield as of December 31 was 13 basis points (0.13%) higher than it was on June 30, when the Fund's average maturity was 68 days.

Q: What specific portfolio actions did you take to try to maximize income and retain liquidity?

A: We invested more than two-thirds of net assets in variable-rate demand notes. Rates on these securities have historically outperformed six-month notes. We have been focusing on municipal securities issued in states such as Illinois and Wisconsin, where lower investor demand required issuers to offer higher yields. Also, the Fund reduced its positioning in put bonds because of unattractive rates. At the beginning of the fourth quarter of 1998, we added tax-exempt bonds with six-to-10 month maturities at what we considered very attractive yields, and this helped us lengthen the Fund's average maturity.

Q: What level of income potential did tax-exempt money market securities offer between June and December compared to taxable securities of similar maturity?

A: The range fluctuated from day to day. However, high quality municipal money-market notes generally offered between 63% and 68% of the yield of comparable maturity U.S. Treasury bills. We considered this relatively expensive by historical standards. Investors had a brief buying opportunity in early October during a period of increased stock and bond market volatility. At that point, tax-exempt money market-eligible bonds yielded as much as 73% of Treasuries. We used this period to increase the Fund's income potential while paying careful attention to safety of capital.


--------------------------------------------------------------------------------
Municipal Money Market Fund's Yield History vs. Inflation 1995-1998

Bar Chart:
                      Municipal Money Market             U.S. Consumer Price
                      Fund's 7-Day Current Yield         Index (Inflation)
Jan-95                3.12                               2.8
                      3.37                               2.9
                      3.69                               2.9
                      3.71                               3.1
                      3.48                               3.2
Jun-95                3.58                               3
                      3.5                                2.8
                      3.17                               2.6
                      3.5                                2.5
                      3.28                               2.8
                      3.25                               2.8
Dec-95                3.92                               2.5
                      2.84                               2.7
                      2.88                               2.7
                      2.88                               2.8
                      3.27                               2.9
                      3.04                               2.9
Jun-96                2.98                               2.8
                      2.89                               3
                      2.94                               2.9
                      3.16                               3
                      3                                  3
                      2.94                               3.3
Dec-96                3.36                               3.3
                      2.89                               3
                      2.85                               3
                      2.88                               2.8
                      3.74                               2.5
                      3.28                               2.2
Jun-97                3.43                               2.3
                      3.1                                2.2
                      2.88                               2.2
                      3.35                               2.2
                      3.1                                2.1
                      3.28                               1.8
Dec-97                3.25                               1.7
                      2.93                               1.6
                      2.83                               1.4
                      3.07                               1.4
                      3.53                               1.4
                      3.18                               1.7
Jun-98                3                                  1.7
                      2.97                               1.7
                      2.99                               1.6
                      3.24                               1.5
                      2.73                               1.5
                      2.8                                1.5
Dec-98                3.13                               1.6


--------------------------------------------------------------------------------
Past performance does not guarantee future results. The Fund's yield fluctuates and is not guaranteed.
Source: Bloomberg Business News. The U.S. Consumer Price Index is the government's measure of retail inflation.


--------------------------------------------------------------------------------
          Municipal Money Market Fund's income advantage over inflation has grown during the past three years.
--------------------------------------------------------------------------------

Q: How has the Fund's income potential stood up against inflation?

A: Even though interest rates and inflation have fallen since 1995, the Fund's seven-day current yield has remained relatively steady as shown on page 7. However, the Fund's income advantage over inflation has grown during the past three years. Back in January 1995, the Fund's seven-day yield was only 32 basis points (0.32%) more than the year-over-year increase in consumer prices. As of December 31, 1998, Municipal Money Market Fund's seven-day yield was 153 basis points (1.53%) more than the prevailing inflation rate. So in our view, the Fund's potential to preserve the purchasing power of a short-term investment has increased.

Q: What do you see happening with interest rates and inflation for the balance of fiscal 1999, and how might this affect the Fund?

A: Maintaining the Fund's income potential is likely to be challenging in the coming months, as rates for newly issued one-year municipal notes have fallen below 3%. Short-term interest rates are approaching the record lows they set in 1993. U.S. inflation was at its lowest level in 12 years in 1998 and, in our view, is likely to stay low given low prices for many commodities and weakness in export-oriented manufacturing.

Past performance is no guarantee of future results. Yield varies daily and is not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Adviser currently limits expenses to 0.70% of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the seven-day current yield at Dec. 31, 1998, would have been 3.02% and total return would have been less. Tax-free income is exempt from federal taxes but may be subject to state and local taxes and federal alternative minimum tax. Current yield is net of all fees and expenses and represents annualization of dividends declared and payable to shareholders for the last seven days of investment. See page 3 for a comparison of the Fund's performance with that of its Lipper peer group average. Portfolio composition is disclosed for SR&F Municipal Money Market Portfolio. Portfolio holdings are as of 12/31/98 and are subject to change.

Portfolio Highlights
--------------------------------------------------------------------------------
SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
                             Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               DEC. 31, 1998      JUNE 30, 1998
--------------------------------------------------------------------------------
Corporate-Backed:
   Industrial                                       20.3%               23.0%
   Food Industry                                     7.8                 5.0
   Steel/Metal                                       6.3                 8.9
   Chemical                                          6.3                 4.7
   Utility                                           4.5                 7.6
   Other Corporate-Backed                            1.7                 1.2
Revenue:
   Housing                                          14.1                14.2
   Education                                         5.5                 4.6
   Electric                                          4.3                 3.3
   Tax                                               3.2                 1.1
   Hospital                                          2.3                 2.1
   Water & Sewer                                     1.3                 1.5
   Student Loan                                      0.7                 1.4
   Other Revenue                                     8.2                11.2
   Airport                                            --                 0.7
General Obligation                                  11.6                 9.5
Escrowed                                             1.9                  --
--------------------------------------------------------------------------------
Total                                              100.0%              100.0%
--------------------------------------------------------------------------------

                                    Maturity
                                 As of Dec. 31, 1998        As of June 30, 1998
Pie Charts:
Greater than 299 Days             4.0%                      11.0%
180-299 Days                     10.3%                       7.3%
90-179 Days                      10.2%                       6.5%
30-89 Days                        4.4%                       3.7%
0-29 Days                        71.1%                      71.5%

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Joanne Costopoulos, Portfolio Manager of Intermediate Municipals Fund

Photo of: Joanne Costopoulos

Fund Data
--------------------------------------------------------------------------------
   Investment Objective:
   Seeks high current yield exempt from federal income tax, consistent with capital preservation, through investment primarily in the three highest grades of intermediate-term municipal securities. The dollar-weighted average maturity of the Fund's portfolio is between three and 10 years.

   Fund Inception:
   Oct. 9, 1985

   Total Net Assets:
   $200.5 million

Q: How did the Fund perform between June 1998 and December 1998?
A: Intermediate Municipals Fund performed well, outpacing the average of its peers as shown on page 3. For the six-month period ended Dec. 31, 1998, the Fund posted a 3.40% total return. For calendar 1998, Intermediate Municipals Fund's total return of 5.46% also outpaced the average of its peers as shown on page 3. As of Dec. 31, 1998, the Fund's 30-day SEC yield was 3.58%, which is a tax-equivalent yield of 5.93%.

Q: What supported the Fund's strong results?
A: Nearly 80% of the Fund's holdings were in non-callable bonds. As short-term interest rates were reduced three times during the period, the value of non-callable bonds -- which cannot be called and replaced with lower-yielding securities when interest rates decrease -increased, supporting the Fund's performance.



Q: What trends affected the market?
A: Fueled by a drop in borrowing rates, new issuance of municipal bonds reached $284 billion in calendar 1998 -- a 27% increase from the previous year and nearly as strong as 1993's record year. While this gave the Fund ample opportunity to select new bonds, the huge increase in supply put a damper on bond prices. Municipal bonds have underperformed Treasury bonds of comparable maturity since June. Yields on high-quality tax-exempt securities reached their highest level relative to Treasuries since 1986.
   The current income and tax advantages of municipal bonds, coupled with an easing of demand for Treasuries this past autumn as the stock market recovered, bodes well for calendar year 1999, in our view. High-quality municipal bonds are currently cheaper than they were last summer. We think that as more investors begin to see the federal tax consequences of rising wage and investment income, municipal bonds will be viewed as a compelling alternative to Treasuries. Despite new tax breaks for some this decade, Americans overall now pay a higher percentage of their investment and wage earnings in taxes than at any point in history, according to the non-partisan Tax Foundation.

Q: Where have you been finding the best values lately?
A: Bonds in the 10- to 15-year maturity range have been offering better returns than bonds in any other range.

Q: Have you focused on any specific sectors since June 1998?
A: We favored sectors based on the return on investment potential they offered. Credit spreads (the difference in yield between lower rated and higher rated securities) have historically narrowed in lower interest rate environments. When interest rates fell, we were able to find value in some lower-rated securities, which we believe will enhance the total return of the portfolio. This action resulted in a slight increase of the Fund's holdings rated BBB and lower.

Q: What do you expect going forward?
A: Going forward, we expect supply to taper off from its 1998 pace. If economic growth slows, as expected in 1999, investors may be looking for less risky investments, and we believe municipal bonds are a good place for them to look. And, bonds in the intermediate sector provide much of the income and less of the risk of longer-term bonds. Also, because tax-exempt securities continue to trade cheaply compared to Treasuries, we believe this easing of supply should allow for tax-exempt securities to outperform.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. The Adviser currently limits expenses to 0.70% of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the 30-day SEC and tax equivalent yields at Dec. 31, 1998 would have been 3.48% and 5.76%, respectively, and total return would have been less. Tax-free income is exempt from federal taxes but may be subject to state and local taxes and federal alternative minimum tax. Tax-equivalent yield shown on page 10 is for an investor in the 39.6% federal tax bracket. See page 3 for a comparison of the Fund's performance with that of its Lipper peer group average. Portfolio holdings are as of 12/31/98 and are subject to change.

Fund Highlights
--------------------------------------------------------------------------------
                          Intermediate Municipals Fund
                             Security Type Breakdown

                                                 PORTFOLIO          PORTFOLIO
                                               DEC. 31, 1998      JUNE 30, 1998
--------------------------------------------------------------------------------
General Obligation                                  22.0%               20.0%
Escrowed                                            14.4                13.8
Revenue:
   Water & Sewer                                     9.8                12.0
   Electric                                          8.1                 6.0
   Hospital                                          7.8                10.0
   Airport                                           6.5                 7.2
   Education                                         4.7                 5.3
   Tax                                               4.3                 3.6
   Toll                                              3.9                 4.0
   Student Loan                                      2.3                 2.5
   Waste Disposal                                    2.3                 2.3
   Other Revenue                                    10.1                 8.2
Corporate-Backed                                     3.8                 5.1
--------------------------------------------------------------------------------
Total                                              100.0%              100.0%
================================================================================

                                    Maturity
Pie Charts:
                         As of Dec. 31, 1998    As of June 30, 1998
Greater than 15 Years                  15.6%                  14.1%
10-15 Years                            26.7%                  26.6%
5-10 Years                             39.2%                  40.4%
0-5 Years                              18.5%                  18.9%


--------------------------------------------------------------------------------
                                Portfolio Quality
Pie Charts:
                         As of Dec. 31, 1998   As of June 30, 1998
AAA                                    73.2%                 71.7%
AA                                     10.1%                 10.3%
A                                      11.7%                 14.4%
BBB and Below                           5.0%                  3.6%

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Brian Hartford and Bill Loring, Portfolio Managers of Managed Municipals Fund

   Fund Data
   Investment Objective:
   Pursues high tax-free income consistent with capital preservation by investing in a quality-conscious portfolio of long-term municipal securities.

   Fund Inception:
   Feb. 23, 1977

   Total Net Assets:
   $579.5 million


Brian Hartford and William Loring were named portfolio managers of Managed Municipals Fund effective Nov. 1, 1998.

Q: How did the Fund perform for the first half of fiscal 1999?
A: Managed Municipals Fund provided strong results. The Fund outpaced the average returns of a peer group of municipal bond funds (See page 3). For the six-month period ended Dec. 31, 1998, the Fund posted a 3.21% total return. As of Dec. 31, 1998, the Fund's 30-day SEC yield was 4.17%, which is a tax-equivalent yield of 6.90%.

Q: What contributed to the Fund's performance?
A: Municipal bond refinancing activity was brisk between June and December. Many communities across America took advantage of falling interest rates to reduce their long-term obligations. This negatively affected returns from bonds with limited call protection. The Fund benefited from a significant position in non-callable bonds. As interest rates declined this past autumn, the value of these holdings increased. About 60% of the portfolio's holdings during the period offered call protection. We also maintained a longer-than-average adjusted duration which provided the Fund with increased income and total return potential as bond prices rose.
   To help preserve principal, we had a higher-than-average position in bonds of the highest quality available - those rated AAA. This was a mild negative for the Fund's performance, because during the period, prices of lower-quality bonds rose more rapidly.

Q: What factors do you consider in your security selection?
A: We take a balanced risk approach to security selection. We believe one thing that sets us apart from other fund managers is that we look at every facet of portfolio management from a risk point of view. We try to assess the risk of each decision involved in selecting a security -- sector risk, credit ratings and scenarios in which a particular investment may add to or detract from performance. We then purchase bonds that we believe will add the most to the portfolio in the market environment we expect for coming months.
   We employ various strategies based on bond market movements and economic conditions. We attempt to invest in ways that take advantage of favorable market conditions. In our opinion, this broad strategy has the potential to provide consistent, above-average performance.

Q: Where do you strive to maintain the portfolio's average maturity?
A: The average maturity we want to maintain for the portfolio will change depending on our economic outlook and how we believe economic change may affect interest rates; credit sectors; differences in income potential between and within quality sectors; the maturities offered on new issues; and the shape of the yield curve. At Dec. 31, 1998, the Fund's weighted average maturity was 15.4 years, reflecting our outlook for slower, but stable economic growth, low interest rates and an environment that favors intermediate-term bonds.

Q: What types of bonds have your criteria led you to lately?
A: We've found the greatest return potential in certain parts of the higher-yield portion of the market lately. The spread -- or difference in yields -- in most quality levels in the municipals market has been extremely narrow. We've generally limited purchases of bonds with the lowest credit ratings because the yields offered by such bonds have not been high enough to warrant taking on additional credit risk in the portfolio. Still, we found a few securities we believe were undervalued and may have the potential to be upgraded in quality. This positioning resulted in a slight increase in the percentage of the Fund invested in bonds rated BBB and below.

Q: Have you made any significant adjustments to the portfolio during the period?
A: We have been assessing the value of some of the portfolio's shorter-call holdings as well as holdings subject to alternative minimum tax (AMT). In a declining interest rate environment, it is more valuable to own securities with a longer call protection. Also, to minimize tax consequences for shareholders, it is important to limit holdings that are subject to alternative minimum tax.
   We've reduced the portfolio's position in pre-refunded bonds and housing bonds to 24.2% of total net assets. Sometimes these are not the most advantageous holdings in a low interest rate environment. For example, homeowners are more inclined to refinance their mortgages when interest rates are lower and that can make housing bonds less attractive.
   We've also increased our position in bonds with longer maturities because they may become more valuable in the low interest rate environment we anticipate. Longer maturity bonds have the potential to fall more rapidly in value when interest rates rise. However, with inflation currently at a 12-year low, we believe the added income and price appreciation potential of longer-term bonds more than offsets the risk that rates will reverse course.

Q: Do you expect supply to be strong in 1999?
A: Supply is likely to be well over $200 billion, but we doubt it will be as strong as the $284 billion in new issuance brought to the market in 1998.

Q: You said that economic growth is expected to slow. Does this make you fear credit risks going into next year?
A: Yes, if economic growth slows in 1999, corporate balance sheets may be less robust. But we expect growth to be slow, so there should not be any great surprises. Overall, the credit quality of most states' bonds remains excellent. Most states are expected to post budget surpluses in 1999.
   During the economic expansion over the past four years, rating services upgraded the quality ratings of many municipal bond issues. If economic growth slows as we expect, we believe there will be a reduction in the number of securities given higher ratings. The most at-risk securities appear to be cyclical industrial development bonds.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Tax-free income is exempt from federal taxes but may be subject to state and local taxes and federal alternative minimum tax. Tax equivalent yield shown on page 13 is for an investor in the 39.6% federal tax bracket. See page 3 for a comparison of the Fund's performance with that of its Lipper peer group average. Portfolio holdings are as of 12/31/98 and are subject to change.

Fund Highlights
--------------------------------------------------------------------------------
Managed Municipals Fund
                              Portfolio Composition

                                                       PORTFOLIO
                                                     DEC. 31, 1998
--------------------------------------------------------------------------------
Top 5 Sectors

Refunded                                                 14.0%
State General Obligation                                 13.2
Local General Obligation                                  8.6
Joint Power Utility                                       7.5
Single Family Homes                                       7.2

Top 5 States

Georgia                                                  13.6%
New York                                                 10.8
Massachusetts                                             8.9
Illinois                                                  8.1
Washington                                                5.3


--------------------------------------------------------------------------------
                                    Maturity
Pie Charts:
                        As of Dec. 31, 1998            As of June 30, 1998
Greater than 25 Years   10.5%                          10.3%
20-25 Years             14.5%                          12.2%
15-20 Years             24.6%                          23.8%
10-15 Years             31.3%                          34.0%
5-10 Years               9.3%                           7.2%
Less than 5 Years        9.8%                          12.5%


                                Portfolio Quality
                       As of Dec. 31, 1998             As of June 30, 1998
AAA                    37.4%%                          36.7%
AA                     30.3%                           32.0%
A                      26.0%                           25.8%
BBB and Below           6.3%                            5.5%

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Maureen Newman Portfolio Manager of Stein Roe High-Yield Municipals Fund and SR&F High-Yield Municipals Portfolio

Photo of:  Maureen Newman

   Fund Data
   Investment Objective:
   Seeks a high level of tax-free income consistent with capital preservation by investing in longer-term municipal securities, principally of medium and lower quality.

   Fund Inception:
   March 5, 1984

   Total Net Assets:
   $329.5 million


Maureen Newman was named portfolio manager of High Yield Municipals Fund effective Nov. 1, 1998.

Q: How did the Fund perform for the first half of fiscal 1999?
A: High-Yield Municipals Fund provided strong results, outpacing the average returns of a peer group of municipal bond funds (See page 3). As of Dec. 31, 1998, the Fund's 30-day SEC yield was 4.28% -- that's a tax-equivalent yield of 7.09%.
   Weak corporate earnings reports last summer caused riskier, lower-quality municipal bonds backed by less-stable corporations to underperform. We hold a high-quality composition, and that helped the Fund perform better than the average fund in its category between June and December.
   To help preserve principal, the Fund maintained a shorter-than-average maturity. When the high yield municipal bond market rallied this past autumn, this positioning did not allow the Fund's net asset value to rise as much as comparable funds.
  During the last six months, high yield bond issuance increased firmly. This tremendous amount of new supply presented us with the opportunity to buy attractive bonds with high income potential at discount prices.

Q: How did you adjust the portfolio's composition?
A: We used a barbell strategy to manage credit risk. We increased the portfolio's weighting in bonds with credit quality ratings of BB and lower between June and December. This reflected our efforts to take advantage of the opportunities available in lower-quality bonds.

Q: What strategies do you use for security selection?
A: We use a relative value approach. Our analysts focus on the fundamentals of the individual credit, including management, financials and market factors, in order to discern issuers that are likely to be stable or improving. We evaluate the pricing of the security to determine whether there are favorable income and/or capital appreciation opportunities. We actively manage our holdings to provide long term value to our shareholders.
   Due to the uncertainty in the outlook for cyclical industries, we are currently focusing our purchases in industries that are less dependent on economic activity, such as education and nursing homes. One example is our holding of 5.65% Latin School of Chicago bonds (0.5% of total net assets). We bought these BBB-rated bonds at par and they have performed better than other bonds in their rating category. This private school is enjoying strong enrollment and community support. It appears to have effective management and strong fund-raising capabilities.

Q: What have you added to the portfolio?
A: We purchased bonds of Walker Methodist, a senior living/nursing home group in Minneapolis, MN (0.4% of total net assets). The bonds of this large, well-established group were offered at an attractive price due to concerns about historical results. More recently, management has focused its attention on its core business, which we believe will result in improved operating performance.

Q: What's your outlook for the balance of fiscal 1999?
A: If corporate earnings are weak in 1999, we believe this may affect bond prices in the high yield market. Industrial development bonds could be most affected by this as their issuers are traditionally sensitive to economic weakness. We expect that non-cyclical areas such as housing, schools and nursing homes will continue to provide value, so that's where we plan to focus new purchases.
   With yields at their highest level relative to Treasuries since the mid-1980s, we believe municipal bonds are likely to remain an attractive alternative to taxable fixed-income securities for investors in high tax brackets.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return includes changes in share price and reinvestment of income and capital gains distributions, if any. Tax-free income is exempt from federal taxes but may be subject to state and local taxes and federal alternative minimum tax. Tax-equivalent yield shown on page 17 is for an investor in the 39.6% federal tax bracket. Portfolio holdings are as of 12/31/98 and are subject to change. Holdings disclosed as a percentage of SR&F High-Yield Municipals Portfolio. See page 3 for a comparison of the Fund's performance with that if its Lipper peer group average. Investing in high-yield bonds involves greater credit risks than investing in higher quality bonds.

Fund Highlights
--------------------------------------------------------------------------------
SR&F High-Yield Municipals Portfolio

                              Portfolio Composition

                                                       PORTFOLIO
                                                     DEC. 31, 1998
--------------------------------------------------------------------------------
Top 5 Sectors

Refunded                                                 17.8%
Investor-Owned Utility                                    8.8
Air Transportation                                        8.8
Hospital                                                  6.9
Life Care                                                 6.6

Top 5 States

Indiana                                                  12.5%
Pennsylvania                                             10.1
Texas                                                     6.9
Colorado                                                  6.5
Ohio                                                      4.9



--------------------------------------------------------------------------------
                                    Maturity
                      As of Dec. 31, 1998          As of June 30, 1998
Pie Charts:
Greater than 25 Years               26.8%                        24.4%
20-25 Years                         18.6%                        15.2%
15-20 Years                         18.9%                        21.3%
10-15 Years                         12.8%                        12.1%
5-10 Years                           8.6%                         9.7%
Less than 5 Years                   14.3%                        17.3%


--------------------------------------------------------------------------------
                                Portfolio Quality
Pie Charts:
                      As of Dec. 31, 1998          As of June 30, 1998

AAA                                 18.2%                        20.7%
AA                                   9.2%                        10.5%
A                                   21.4%                        19.9%
BBB                                 19.5%                        21.6%
BB                                  10.4%                         7.9%
B and Below/Not Rated               21.3%                        19.4%

SR&F Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                                                                        Principal          Amortized
Municipal Securities (101.9%)                                                                              Amount               Cost
------------------------------------------------------------------------------------------------------------------------------------
Alaska (0.2%)
Anchorage Alaska Water Revenue (FSA Insured) 4.500% 8/1/99 ...................................             $  235             $  236

Alabama (0.4%)
University of Alabama Revenue Series A (General Fee-Huntsville,
   MBIA Insured, prerefunded to 11/1/99, escrowed in
   U.S. Treasury securities) 7.000% 11/1/09 ..................................................                500                527

Arkansas (2.2%)
Clark County Solid Waste Disposal Revenue (Reynolds Metals Project,
   LOC SunTrust Bank) VRDB 4.050% (a) ........................................................              3,000              3,000

California (1.7%)
Los Angeles County GO TRAN Series 98-99A 4.500% 6/30/99 ......................................              1,000              1,003
Orange County IDR Series A (Control Air Conditioning Project,
   LOC California State Teachers Retirement) VRDB 4.000% (a) .................................              1,400              1,400
                                                                                                                              ------
                                                                                                                               2,403
Colorado (3.5%)
Colorado Health Facilities Authority Revenue (AMC Cancer Research
   Center, LOC U.S. Bank NA) 3.750% 1/15/28
   (Mandatory Put 1/15/99) ...................................................................              1,000              1,000
Colorado Springs IDR (Catalano Family LLP Project, LOC Bank One
   Colorado) VRDB 4.150% (a) .................................................................              1,200              1,200
Lowry Economic Redevelopment Authority Colorado Revenue Series B
   (LOC Canadian Imperial Bank) VRDB 4.000% ..................................................              1,000              1,000
SBC Metropolitan District Colorado (LOC U.S. Bank NA)
   3.350% 12/1/17 (Mandatory Put 12/1/99) ....................................................              1,555              1,555
                                                                                                                              ------
                                                                                                                               4,755
Delaware (2.2%)
Delaware State Economic Development Authority IDR Series C (Star
   Enterprise, Delaware Clean Power Project, LOC Canadian
   Imperial Bank) VRDB 4.110% (a) ............................................................              3,000              3,000

Georgia (1.9%)
Gwinnett County Development Authority IDR (Price Companies Project,
   LOC NationsBank of Georgia) VRDB 4.200% (a) ...............................................              2,600              2,600

Illinois (14.9%)
ABN AMRO Munitops Certificates Trust Series 1998-14 (Cook County
   GO Refunding Bond, ABN AMRO Liquidity Provider)
   VRDB 4.200% (c) ...........................................................................              1,000              1,000
Chicago Economic Development Revenue (Crane Carton Project,
   LOC Northern Trust) VRDB 4.200% ...........................................................                750                750
Chicago Revenue (De La Salle Institute Project, LOC Northern Trust)
   VRDB 4.000% ...............................................................................                900                900
Chicago Tax Increment Allocation (Stockyards, LOC Northern Trust)
   Series A VRDB 4.000% ......................................................................              1,500              1,500
Cook County School District No. 99 Cicero GO
   (FSA Insured) 3.400% 6/1/99 ...............................................................              1,225              1,226
Glendale Heights IDR (Judy LLC/York Corrugated, LOC Harris Trust
   and Savings Bank) VRDB 4.200% (a) .........................................................              1,000              1,000
Homewood Flossmoor Park District GO (FSA Insured) 4.200% 12/1/99 .............................                135                136

SR&F Municipal Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                                Principal         Amortized
                                                                                                            Amount              Cost
------------------------------------------------------------------------------------------------------------------------------------
Illinois  (Continued)
Illinois Development Finance Authority Revenue
   (Nutrasweet Project, gtd. by Monsanto) VRDB 4.300% (a) ......................................           $ 4,300           $ 4,300
   (American Osteopathic Association, LOC Harris Trust
     & Savings Bank) VRDB 4.050% ...............................................................               700               700
   (Wheaton Academy Project, LOC Northern Trust) VRDB 4.050% ...................................             1,000             1,000
Illinois Health Facility Authority Revenue (University of Chicago
   Hospital Project) 2.950% 8/1/15 (Mandatory Put 5/3/99) ......................................             1,000             1,000
Illinois Student Assistance Commission Student Loan Revenue (LOC
   Bank of America Illinois) Series 96A VRDB 4.050% (a) ........................................             1,000             1,000
Montgomery & Bond Counties Community Unit School District
   Number 3 (FSA Insured) 3.400% 11/1/99 .......................................................               395               395
Morton IDR Series A (Morton Welding Project, LOC Bank One
   Illinois NA Chicago) VRDB 4.250% (a) ........................................................               940               940
Quad Cities Regional Economic Development Authority Revenue
   (Steel Warehouse, LOC Bank One Indiana) VRDB 4.150% (a) .....................................             4,200             4,200
Sauget PCR (Monsanto Project) VRDB 4.150% ......................................................               300               300
                                                                                                                             -------
                                                                                                                              20,347
Indiana (9.5%)
Allen County Economic Development Revenue (Golden Years
   Homestead Project, LOC Norwest Bank Minnesota) VRDB 4.000% ..................................             1,655             1,655
Crawfordsville Economic Development Revenue (Pedcor Investments,
   Shady Knoll Project, LOC FHLB) VRDB 4.100% (a) ..............................................             1,567             1,567
Franklin Economic Development Revenue (Pedcor Investments,
   Lakeview Apartments, LOC FHLB) VRDB 4.100% (a) ..............................................             2,839             2,839
Gary Environmental Improvement Revenue (U.S. Steel
   Project, LOC Bank of Nova Scotia) VRDB 3.500% ...............................................               500               500
Indiana Municipal Power Agency Power Supply System Revenue
   Series B (MBIA Insured) 4.850% 1/1/99 .......................................................               500               500
Kokomo Economic Development Revenue (Village Community
   Partners IV Project, LOC FHLB) VRDB 4.100% (a) ..............................................             2,940             2,940
La Porte County Economic Development Revenue (Pedcor Investments,
   Woodland Project, LOC FHLB) VRDB 4.100% (a) .................................................             1,965             1,965
Plymouth Economic Development Revenue Series A (Hillcrest Apartments
   Project, LOC LaSalle National Bank) VRDB 4.250% (a) .........................................             1,000             1,000
                                                                                                                             -------
                                                                                                                              12,966
Iowa (6.7%)
Clinton IDR (Sethness Products Project, LOC Northern Trust)
   VRDB 4.150% (a) .............................................................................             4,000             4,000
Iowa Higher Education Loan Authority Revenue (Saint Ambrose University,
   LOC Norwest Bank Minnesota) VRDB 4.100% .....................................................               500               500
Iowa State Schools Cash Anticipation Program Warrant
   Certificates (FSA Insured)
     Series 97-98B 4.250% 1/28/99 ..............................................................             1,000             1,000
     Series 98-99A 4.500% 6/25/99 ..............................................................             2,000             2,007
Muscatine County PCR (Monsanto Project)
   VRDB 4.150% .................................................................................             1,500             1,500
Ottumwa Revenue (Ottumwa Regional Health Center, LOC Norwest
   Bank Minnesota) VRDB 4.050% .................................................................               200               200
                                                                                                                             -------
                                                                                                                               9,207
Kansas (0.6%)
Olathe IDR (Garmin International Project, LOC NationsBank)
   VRDB 4.200% (a) .............................................................................               800               800

SR&F Municipal Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                                Principal         Amortized
                                                                                                            Amount              Cost
------------------------------------------------------------------------------------------------------------------------------------
Kentucky (3.9%)
Covington Industrial Building Revenue (White Castle Distributing,
   LOC Bank One Columbus) Series 1991 VRDB 4.150% (a) ..........................................            $3,560            $3,560
Shelby County Industrial Building Revenue (Roll Forming,
   LOC Bank One Kentucky) VRDB 4.150% (a) ......................................................             1,730             1,730
                                                                                                                              ------
                                                                                                                               5,290
Louisiana (1.0%)
Calcasieu Parish Industrial Development Board Environmental Revenue
   (Citgo Petroleum Project, LOC Banque Nationale Paris)
   VRDB 5.250% (a) .............................................................................               200               200
Lake Charles Harbor & Term District Port Facilities Revenue
   (E.I. Dupont de Nemours) VRDB 5.100% ........................................................               300               300
Saint Charles Parish PCR (Shell Oil Company Norco Project)
   VRDB 5.200% (a) .............................................................................               500               500
Terrebonne Parish Hospital Service District No. 1 (General Medical
   Center Project, AMBAC Insured) 4.000% 4/1/99 ................................................               320               320
                                                                                                                              ------
                                                                                                                               1,320
Massachusetts (0.6%)
Massachusetts State Turnpike Authority Bond Anticipation
   Notes Series A 5.000% 6/1/99 (escrowed in U.S. Treasury securities) .........................               785               789

Maryland (1.2%)
Anne Arundel County Economic Development Revenue (Baltimore Gas
   and Electric Project) 2.950% 12/1/18 (Mandatory Put 4/5/99) (a) .............................             1,000             1,000
Maryland State Community Development Administration Department
   of Housing and Community Development Single Family Program
   Sixth Series 4.450% 4/1/99 (a) ..............................................................               655               656
                                                                                                                              ------
                                                                                                                               1,656
Michigan (2.5%)
ABN AMRO Munitops Certificates Trusts Series 1998-13 (Michigan
   Trunk Line Revenue, ABN AMRO Liquidity Provider)
   VRDB 4.170% (c) .............................................................................             2,000             2,000
Detroit City School District GO 4.500% 7/1/99 ..................................................             1,000             1,004
Highland Park School District GO (FSA Insured) 3.900% 5/1/99 ...................................               185               185
Lowell Michigan Area Schools GO 6.750% 5/1/99 ..................................................               225               227
                                                                                                                              ------
                                                                                                                               3,416
Minnesota (2.2%)
Maple Grove Multifamily Housing Revenue (Eagle Ridge Apartments,
   LOC Norwest Bank Minnesota) VRDB 3.950% .....................................................             3,000             3,000

Missouri (4.4%)
Jefferson County Industrial Development Authority IDR (GHF
   Holdings Project, LOC Bank One Indiana) VRDB 4.150% (a) .....................................             3,700             3,700
Kansas City Industrial Development Authority IDR (Lanter Project,
   LOC Harris Trust & Savings Bank) VRDB 4.200% ................................................               600               600
Missouri State Health & Educational Facilities Authority Revenue
   (Washington University) Series C VRDB 5.000% ................................................               600               600
Saint Charles County Industrial Development Authority PCR
   (Monsanto Project) VRDB 4.100% ..............................................................               100               100
St. Louis General Fund Revenue TRAN 4.500% 6/30/99 .............................................             1,000             1,004
                                                                                                                              ------
                                                                                                                               6,004
Montana (0.7%)
Montana State Board of Investment Revenue Series 1991
   VRDB 3.600% 3/1/01 (Optional Put 3/1/99) ....................................................             1,000             1,000

SR&F Municipal Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                                Principal         Amortized
                                                                                                            Amount              Cost
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire (0.9%)
New Hampshire State Business Finance Authority Resource Recovery
   Revenue (Wheelabrator Concord, LOC Wachovia Bank)
   Series B VRDB 4.050% (a) ..................................................................             $1,200             $1,200

New Jersey (0.7%)
Middlesex School District GO (FSA Insured) 4.750% 4/15/99 ....................................                250                250
Pitman School District GO (FGIC Insured) 4.800% 4/1/99 .......................................                325                326
South Brunswick Township GO 4.400% 8/1/99 ....................................................                395                396
                                                                                                                              ------
                                                                                                                                 972
New Mexico (0.8%)
Albuquerque Educational Facilities Revenue (Menaul School Project,
   LOC Norwest Bank Minnesota) VRDB 4.100% ...................................................                300                300
Rio Rancho Public School District Number 94 GO Series B
   (FSA Insured) 6.100% 8/1/99 ...............................................................                835                846
                                                                                                                              ------
                                                                                                                               1,146
New York (2.2%)
Batavia School District GO (FSA Insured) 4.350% 6/15/99 ......................................              1,639              1,643
Nassau County GO Series S (AMBAC Insured) 5.000% 3/1/99 ......................................                715                716
Oceanside Unified Free School District GO (FGIC Insured)
    7.000% 6/15/99 ...........................................................................                650                659
                                                                                                                              ------
                                                                                                                               3,018
North Carolina (0.5%)
New Hanover County Industrial Facilities (Gang-Nail Systems Project,
   LOC Harris Trust & Savings Bank) VRDB 4.050% ..............................................                700                700

Ohio (2.3%)
Hancock County Multi-Family Revenue (Pedcor Investments, Crystal
   Glen Apartments Project, LOC FHLB) VRDB 4.200% (a) ........................................                750                750
Ohio Environmental Improvement Revenue (U.S. Steel Project,
   LOC Pittsburgh National Bank) VRDB 3.500% .................................................                400                400
Ohio Housing Finance Agency Mortgage Revenue Series A-2
   (gtd. by Trinity Funding GIC) 3.800% 3/1/99 (a) ...........................................              1,500              1,500
Ohio State Building Authority Series C (prerefunded to 10/1/99,
   escrowed in U.S. Treasury securities) 7.350% 10/1/04 ......................................                500                532
                                                                                                                              ------
                                                                                                                               3,182
Oklahoma (0.4%)
Tulsa County Independent School District No. 9 Union
   Board of Education GO 5.350% 5/1/99 .......................................................                500                527

Pennsylvania (3.0%)
Pennsylvania State GO Second Series A (MBIA Insured) 6.000% 11/1/99 ..........................                200                204
Pennsylvania State Higher Educational Facilities Authority College &
   University Revenue (Bryn Mawr College, FGIC Insured, prerefunded
   to 12/1/99, escrowed in U.S. Treasury securities) 6.750% 12/1/01 ..........................                750                788
Philadelphia TRAN Series 98-99A 4.250% 6/30/99 ...............................................              1,000              1,002
Quakertown General Authority Revenue Series 96A
   (LOC PNC Bank) VRDB 4.050% ................................................................              2,058              2,058
                                                                                                                              ------
                                                                                                                               4,052
South Carolina (1.5%)
South Carolina Jobs Economic Development Authority IDR
   (Specialty Equipment Companies, LOC Bank of America, Illinois)
   VRDB 4.150% (a) ...........................................................................              2,045              2,045

SR&F Municipal Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                                Principal         Amortized
                                                                                                            Amount              Cost
------------------------------------------------------------------------------------------------------------------------------------
Tennessee (2.6%)
Knoxville Waste Water System Revenue 4.375% 4/1/99 ...........................................             $  610             $  610
McMinn County Industrial Development Board IDR (Creative
   Fabrication, LOC NBD Bank) VRDB 4.250% (a) ................................................              1,096              1,096
Montgomery County Public Building Authority Pooled Financing
   Government Obligation Revenue (LOC NationsBank)
   VRDB 4.050% ...............................................................................              1,900              1,900
                                                                                                                              ------
                                                                                                                               3,606
Texas (6.5%)
Arlington GO 6.500% 8/15/99 ..................................................................                660                673
Austin Certificates of Obligation 7.000% 9/1/99 ..............................................                620                634
Bexar Metropolitan Water District Waterworks Revenue
   (MBIA Insured) 4.350% 5/1/99 ..............................................................                300                300
Brazos River Authority PCR (Texas Utilities Electric Co.)
   VRDB 5.200% (a) ...........................................................................                500                500
Brazos Industrial Development Corporation Marine Term Revenue
   (Monsanto Project) VRDB 4.150% ............................................................                400                400
Carrollton GO 6.250% 8/15/99 .................................................................                335                340
Gulf Coast Industrial Development Authority Solid Waste Disposal
   Revenue (Citgo Petroleum Project, LOC NationsBank of Texas)
   VRDB 5.250% (a) ...........................................................................                300                300
Gulf Coast Waste Disposal Authority PCR (Monsanto Project)
   VRDB 4.150% ...............................................................................                200                200
Haltom City GO (AMBAC Insured) 6.500% 2/1/99 .................................................                300                300
Haltom City Waterworks and Sewer Revenue (FSA Insured)
   6.500% 2/1/99 .............................................................................                100                100
Harris County Industrial Development Corporation IDR
   (Precision General Project, LOC Morgan Guaranty Trust)
   VRDB 4.150% (a) ...........................................................................              2,060              2,060
Harris County Revenue (MBIA Insured) 5.100% 8/15/99 (a) ......................................                235                236
Pasadena Independent School District GO (gtd. by PSF)
   4.500% 2/15/99 ............................................................................                435                435
Richardson Independent School District GO 5.500% 2/15/99 .....................................                740                741
Robertson County Industrial Development Corporation (Sanderson Farms
   Project, LOC Harris Trust & Savings Bank) VRDB 4.250% (a) .................................                100                100
Tarrant County Hospital District GO 5.000% 8/15/99 ...........................................                500                504
Texas State Veterans Housing Assistance Program Fund II Series A
   4.150% 6/1/99 (a) .........................................................................                580                581
University of Texas Revenue Series B 5.000% 8/15/99 ..........................................                500                504
                                                                                                                              ------
                                                                                                                               8,908
Utah (0.2%)
Provo City School District GO 3.400% 6/15/99 .................................................                105                105
Utah Municipal Power System Revenue (Hunter Project, AMBAC Insured)
   4.200% 7/1/99 .............................................................................                250                250
                                                                                                                              ------
                                                                                                                                 355
Vermont (0.7%)
Vermont Educational & Health Buildings Financing Agency Revenue
   (Middlebury College Project) Series A 3.750% 5/1/28
   (Optional Put 5/1/99) .....................................................................                910                910

Washington (7.3%)
Washington State Housing Finance Commission Multi-Family Housing
   Revenue (Hamilton Place Senior Living Project, LOC U.S. Bank
   of Washington) Series A VRDB 4.000% (a) ...................................................              1,140              1,140

SR&F Municipal Money Market Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                                Principal         Amortized
                                                                                                            Amount              Cost
------------------------------------------------------------------------------------------------------------------------------------
Washington (Continued)
Washington State Public Power Supply System Revenue
   Series A (Nuclear Project Number 1) 7.250% 7/1/99 ....................................                $   1,500         $   1,528
   Series C (Nuclear Project Number 2) 7.200% 7/1/99 ....................................                    3,650             3,710
Yakima County Public Corporation IDR (John I. Haas Project,
   LOC Bayerische Vereinsbank) VRDB 4.150% (a) ..........................................                    3,550             3,550
                                                                                                                           ---------
                                                                                                                               9,928
Wisconsin (12.0%)
Carlton PCR (Wisconsin Power & Light Project)
   VRDB 4.200% (a) ......................................................................                    4,000             4,000
Chase IDR (Belgioioso Cheese Project, LOC Bank One Wisconsin)
   VRDB 4.150% (a) ......................................................................                    1,000             1,000
Fond Du Lac IDR (Brenner Tank, LOC Bank One
   Wisconsin) VRDB 4.150% (a) ...........................................................                    2,355             2,355
Fox Lake Redevelopment Authority IDR (Karavan Trailers Project,
   LOC Bank One Wisconsin) VRDB 4.150% (a) ..............................................                    1,600             1,600
Hamilton School District GO 4.000% 4/1/99 ...............................................                      415               415
Holland IDR (White Clover Dairy Project, LOC Bank One
   Wisconsin) VRDB 4.150% (a) ...........................................................                    2,275             2,275
Kenosha IDR (Monarch Plastics Project, LOC Bank One
   Wisconsin) VRDB 4.150% (a) ...........................................................                    1,920             1,920
Kettle Moraine School District GO (AMBAC Insured) 3.500% 3/15/99 ........................                      375               375
Mukwonago School District Bond Anticipation Notes 3.750% 11/1/99 ........................                    1,000             1,005
Oshkosh Area School District GO Bond Anticipation
   Notes 3.330% 12/15/99 ................................................................                    1,000             1,001
Wisconsin State Clean Water Revenue Series 1 4.200% 6/1/99 ..............................                      500               500
                                                                                                                           ---------
                                                                                                                              16,446
                                                                                                                           ---------
Total Municipal Securities (b) ..........................................................                                    139,311

Other Assets, Less Liabilities (-1.9%) ..................................................                                    (2,595)
                                                                                                                           ---------
Total Net Assets (100.0%) ...............................................................                                  $ 136,716
                                                                                                                           =========
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Security is subject to federal alternative minimum tax. At December 31, 1998, the aggregate amortized cost of these securities represented 56.5 percent of total net assets.
(b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical.
(c)Represents private placement securities issued under Rule 144A, which are exempt from the registration requirements of the Securities Act of 1933.
   These securities generally are issued to qualified institutional buyers, such as the Portfolio, and any resale by the Portfolio must be in an exempt transaction, normally to other qualified institutional investors. At December
   31, 1998, the aggregate amortized cost of the Portfolio's private placement securities was $3,000 which represented 2.2 percent of net assets.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper.
These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Intermediate Municipals Fund
------------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)

                                                                                                        Principal             Market
Municipal Securities (99.5%)                                                                               Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Alaska (1.7%)
Alaska Industrial Development & Export Authority Revenue
   (Cominco Limited, MBIA Insured) Series A  5.500% 4/1/04 (a)................................            $ 1,000            $ 1,066
   (Snettisham Hydro-Electric, AMBAC Insured) 4.850% 1/1/09 (a) ..............................                280                287
Anchorage GO (MBIA Insured) 5.000% 7/1/14 ....................................................              2,000              2,059
                                                                                                                             -------
                                                                                                                               3,412
Arizona (6.9%)
Arizona State Transportation Board Highway Revenue Series A
   6.000% 7/1/00 .............................................................................              1,000              1,036
Cochise County Unified School District No. 68 Sierra Vista GO
   Series B (FGIC Insured) 9.000% 7/1/01 .....................................................              1,115              1,255
Maricopa County Hospital Revenue (Samaritan Health Services,
   escrowed in U.S. Treasury securities) 7.625% 1/1/08 .......................................              2,050              2,425
Maricopa County Unified School District No. 97 Deer Valley GO
   Series A (MBIA Insured) 6.250% 7/1/06 .....................................................              1,750              1,989
Phoenix Civic Improvement Corporation
   Wastewater System Lease (escrowed in U.S. Treasury securities,
   prerefunded to 7/1/03) 6.000% 7/1/07 ......................................................              2,500              2,762
Pima County GO 6.300% 7/1/02 .................................................................              2,500              2,705
Tempe GO Series A 5.500% 7/1/08 ..............................................................              1,000              1,105
Tempe Unified High School District No. 213 GO (FGIC Insured)
    7.000% 7/1/08 ............................................................................                500                606
                                                                                                                              ------
                                                                                                                              13,883
Arkansas (1.4%)
Beaver Water District Benton & Washington Counties Water Revenue
   (MBIA Insured) 6.000% 11/15/04 ............................................................              2,580              2,871

California (5.2%)
California Educational Facilities Authority Revenue (University of
   San Francisco, MBIA Insured) 5.600% 10/1/10 ...............................................              1,000              1,120
California Housing Finance Agency Revenue Home Mortgage
   Series B-1 5.900% 2/1/04 (a) ..............................................................                910                956
Central Coast Water Authority Revenue (AMBAC Insured,
   escrowed in state and local government securities,
   prerefunded to 10/1/02) 5.950% 10/1/03 ....................................................              2,000              2,194
East Bay Municipal Utility District Water System Revenue
   (AMBAC Insured, escrowed in U.S. Treasury securities)
    7.000% 6/1/00 ............................................................................              1,400              1,470
La Quinta California Redevelopment Agency Tax Allocation
   (MBIA Insured) 7.300% 9/1/09 ..............................................................                750                949
Los Angeles County Public Works Financing Authority Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 10/1/04)
   5.800% 10/1/05 ............................................................................              1,500              1,669
Vallejo Revenue Water Improvement Project Series B
   (FGIC Insured, escrowed in U.S. Treasury securities)
   6.000% 11/1/01 ............................................................................              2,030              2,165
                                                                                                                              ------
                                                                                                                              10,523
Colorado (0.3%)
Adams County School District No. 12 Series A (MBIA Insured)
   Zero Coupon (Effective Yield 6.100%) 12/15/12 .............................................              1,300                672

Intermediate Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal            Market
                                                                                                            Amount             Value
------------------------------------------------------------------------------------------------------------------------------------
Delaware (0.7%)
Delaware Economic Development Authority Revenue
   (General Waterworks Corporation) 6.450% 12/1/07 .............................................           $ 1,165           $ 1,342

District of Columbia (1.1%)
District of Columbia Revenue (Howard University, MBIA Insured)
   5.500% 10/1/13 ..............................................................................             2,000             2,182

Florida (3.7%)
Miami-Dade County School Board Certificates of Participation
   Series C (FSA Insured) 5.000% 8/1/17 ........................................................             1,000             1,004
Stoneybrook Community Development District Capital Improvement
   Revenue Series B 5.700% 5/1/08 ..............................................................             3,285             3,281
Tallahassee Energy System Revenue Series A 5.250% 10/1/14 ......................................             2,980             3,202
                                                                                                                             -------
                                                                                                                               7,487
Georgia (7.7%)
Atlanta Airport Facilities Revenue (AMBAC Insured)
   6.500% 1/1/07 ...............................................................................             5,000             5,782
Fulton County Water & Sewer Revenue (FGIC Insured)
   5.625% 1/1/01 ...............................................................................             1,000             1,038
Georgia GO Series A 6.250% 4/1/07 ..............................................................             2,000             2,307
Georgia Municipal Electric Authority Power Revenue Series Y
   (AMBAC Insured) 6.400% 1/1/13 ...............................................................             3,000             3,532
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   (AMBAC Insured)
     Series M 6.050% 7/1/01 ....................................................................             1,600             1,690
     Series P 5.800% 7/1/02 ....................................................................             1,000             1,066
                                                                                                                             -------
                                                                                                                              15,415
Hawaii (0.6%)
Honolulu City & County GO Series A 7.350% 7/1/06 ...............................................             1,000             1,200

Illinois (8.9%)
Chicago Board of Education GO (MBIA Insured)
   6.250% 12/1/12 ..............................................................................             2,100             2,457
Chicago Midway Airport Revenue Series A (MBIA Insured)
   5.700% 1/1/04 (a) ...........................................................................             1,000             1,069
Chicago Skyway Toll Bridge Revenue (escrowed in U.S. Treasury
   securities, prerefunded to 1/1/04) 6.750% 1/1/17 ............................................             1,500             1,710
Chicago Water Revenue (FGIC Insured) 6.500% 11/1/09 ............................................             2,155             2,558
DuPage County Special Service Area No. 11 6.750% 1/1/14 ........................................             1,135             1,300
Illinois Development Finance Authority Revenue Series A
   (Provena Health, MBIA Insured) 5.250% 5/15/18 ...............................................             3,865             3,933
Illinois Health Facilities Authority Revenue
   (Rush Presbyterian, MBIA Insured) 5.000% 11/15/18 ...........................................             1,100             1,082
Metropolitan Pier & Exposition Authority Dedicated State Tax
   Revenue (McCormick Place Expansion Project)
     Series 1992A (escrowed in U.S. Treasury securities)  7.250% 6/15/05 .......................               385               455
     Series 1992A 7.250% 6/15/05 ...............................................................             2,365             2,780
Southern Illinois University Revenue (MBIA Insured)
   Zero Coupon (Effective Yield 5.649%) 4/1/15 .................................................             1,175               522
                                                                                                                             -------
                                                                                                                              17,866
Indiana (4.1%)
Indiana State Toll Road Commission Toll Road Revenue
   (escrowed in U.S. Treasury securities) 9.000% 1/1/15 ........................................             2,240             3,260

Intermediate Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal            Market
                                                                                                            Amount             Value
------------------------------------------------------------------------------------------------------------------------------------
Indiana (Continued)
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.500% 11/1/07 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02) ...............................................................             $1,040             $1,134
     6.500% 11/1/07 ..........................................................................              1,210              1,348
Indianapolis Local Public Improvement Bond Bank Series D
   6.500% 2/1/06 .............................................................................              2,100              2,404
                                                                                                                              ------
                                                                                                                               8,146
Iowa (0.1%)
Muscatine County PCR (Monsanto Project) VRDB 4.150% ..........................................                100                100

Kentucky (1.3%)
Kentucky State Turnpike Authority Economic Development
   Road Revenue 5.800% 1/1/04 ................................................................              2,500              2,698

Louisiana (2.6%)
Louisiana Public Facilities Authority Student Loan Revenue
   Series A-1 5.900% 9/1/99 ..................................................................              1,655              1,676
New Orleans GO (FGIC Insured) 5.500% 12/01/14 ................................................              1,000              1,085
Orleans Levee District Series A (FSA Insured) 5.950% 11/1/07 .................................              2,200              2,449
                                                                                                                              ------
                                                                                                                               5,210
Maine (0.3%)
Maine Educational Loan Authority Educational Loan Revenue
   Series A-2 6.650% 12/1/02 (a) .............................................................                580                613

Massachusetts (2.1%)
Massachusetts Bay Transportation Authority Series A 7.000% 3/1/07 ............................              2,250              2,694
Massachusetts State Health and Educational Facilities Authority
   Revenue (Daughters of Charity )
     Series C 7.250% 7/1/00 ..................................................................                400                416
     Series D 6.000% 7/1/09 ..................................................................              1,000              1,095
                                                                                                                              ------
                                                                                                                               4,205
Michigan (4.3%)
Greater Detroit Resource Recovery Authority Revenue Series A
   (AMBAC Insured) 6.250% 12/13/05 ...........................................................              2,000              2,259
Michigan State Hospital Finance Authority Revenue (Daughters of
   Charity, escrowed in state and local government securities)
   6.500% 11/1/01 ............................................................................                850                885
Michigan State Underground Storage Tank Financial Assurance
   Authority (AMBAC Insured) Series I 6.000% 5/1/05 ..........................................              5,000              5,541
                                                                                                                              ------
                                                                                                                               8,685
Missouri (0.5%)
Missouri State Regional Convention & Sports Complex Authority
   Series A 6.600% 8/15/03 ...................................................................                830                917

Nevada (0.8%)
Clark County PCR (Southern California Edison) Series A
   7.125% 6/1/09 (a) .........................................................................              1,500              1,608

New Jersey (2.6%)
Bergen County Utility Authority (FGIC Insured) Series A
   6.250% 6/15/06 ............................................................................              2,000              2,271

Intermediate Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal            Market
                                                                                                            Amount             Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey  (Continued)
New Jersey Health Care Facilities Financing Authority Revenue
   (Hackensack Medical Center, FGIC Insured, escrowed in
     U.S. Treasury securities) 6.100% 7/1/01 .................................................            $ 1,000            $ 1,059
   (Christ Hospital Group, Connie Lee Insured) 7.000% 7/1/03 .................................              1,730              1,951
                                                                                                                             -------
                                                                                                                               5,281
New Mexico (2.5%)
Gallup PCR (Plains Electric Generation & Transmission
   Cooperative, MBIA Insured) 6.100% 8/15/02 .................................................              2,000              2,145
Santa Fe Gross Receipts Tax Revenue (AMBAC Insured) Series A
   6.500% 6/1/06 .............................................................................              2,555              2,937
                                                                                                                             -------
                                                                                                                               5,082
New York (11.2%)
New York City GO
   Series 1995C (escrowed in U.S. Treasury securities,
     prerefunded to 8/15/01) 7.125% 8/15/11 ..................................................                610                662
   Series 1996C 5.700% 2/1/06 ................................................................              1,000              1,084
   Series 1997J 6.125% 8/1/11 ................................................................              5,000              5,619
   Series 1997H 6.000% 8/1/17 ................................................................              2,000              2,188
New York State Dormitory Authority Revenue
   (State University Educational Facilities) Series A 6.500% 5/15/05 .........................              1,000              1,129
   (City University System, FGIC Insured) Series A 5.625% 7/1/16 .............................              5,000              5,510
New York State Environmental Facilities Corporation PCR
   (State Revolving Fund) Series 1994D 6.300% 5/15/05 ........................................              3,000              3,405
Port Authority New York & New Jersey Special Obligation Revenue
   (JFK International Air Terminal, MBIA Insured)
   6.000% 12/1/05 (a) ........................................................................              2,500              2,789
                                                                                                                             -------
                                                                                                                              22,386
North Carolina (2.4%)
North Carolina Eastern Municipal Power Agency Revenue Series C
   5.500% 1/1/07 .............................................................................              3,100              3,266
North Carolina Municipal Power Agency No. 1 Catawba Electric
   Revenue (MBIA Insured) 5.900% 1/1/03 ......................................................              1,500              1,606
                                                                                                                             -------
                                                                                                                               4,872
Ohio (2.2%)
Columbus GO (escrowed in U.S. Treasury securities,
   prerefunded to 9/15/01) 6.750% 9/15/04 ....................................................              1,000              1,080
Loveland School District GO (MBIA Insured) 7.100% 12/1/09 ....................................              3,000              3,385
                                                                                                                             -------
                                                                                                                               4,465
Oregon (2.0%)
Oregon State Department of Transportation Revenue (MBIA Insured)
   5.700% 6/1/02 .............................................................................              1,220              1,295
Portland Sewer System Revenue Series B (FGIC Insured)
   5.400% 4/1/02 .............................................................................              2,500              2,625
                                                                                                                             -------
                                                                                                                               3,920
Pennsylvania (0.8%)
Dauphin County General Authority Hospital Revenue
   (Hapsco Group, MBIA Insured) Series B 5.800% 7/1/02 .......................................              1,600              1,697

South Carolina (3.0%)
Piedmont Municipal Power Agency Electric Revenue (FGIC Insured)
   6.125% 1/1/07 (escrowed in U.S. Treasury securities) ......................................                335                381
   6.125% 1/1/07 .............................................................................              2,015              2,281
South Carolina State Ports Authority Revenue (AMBAC Insured)
   6.200% 7/1/01 (a) .........................................................................              1,000              1,055

Intermediate Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal            Market
                                                                                                            Amount             Value
------------------------------------------------------------------------------------------------------------------------------------
South Carolina (Continued)
Sumter County Hospital Facilities Revenue (Tuomey Regional
   Medical Center, MBIA Insured) 6.625% 11/15/04 .............................................            $ 2,000            $ 2,275
                                                                                                                             -------
                                                                                                                               5,992
Tennessee (2.7%)
Knox County Health Educational & Housing Facilities Board
   Health Facilities Revenue (Baptist Health Systems,
   Connie Lee Insured) 5.500% 4/15/11 ........................................................              2,000              2,140
Metropolitan Nashville & Davidson County Water & Sewer Revenue
   (FGIC Insured) 6.500% 1/1/10 ..............................................................              2,750              3,261
                                                                                                                             -------
                                                                                                                               5,401
Texas (10.4%)
Alliance Airport Authority Special Facilities Revenue
   (Federal Express Project) 6.375% 4/1/21 (a) ...............................................              2,000              2,150
Austin Certificates of Obligation 4.750% 9/1/18 ..............................................              1,125              1,093
Brazos Harbor Industrial Development Corporation Marine Term Revenue
   (Monsanto Project) VRDB 4.150% ............................................................              1,100              1,100
Fort Bend Independent School District GO
   (gtd. by PSF) 7.500% 2/15/00 ..............................................................              1,010              1,053
Fort Worth GO 8.350% 3/1/00 ..................................................................              1,250              1,319
Gulf Coast Waste Disposal Authority PCR
   (Amoco Project) VRDB 5.200% (a) ...........................................................                100                100
   (Monsanto Project) VRDB 4.150% ............................................................                100                100
Houston Water Conveyance System Participation Certificates
   Series J (AMBAC Insured) 6.125% 12/15/06 ..................................................              1,000              1,133
Retama Development Corporation Special Facilities Revenue
   (escrowed in U.S. Treasury securities) 8.750% 12/15/10 ....................................              2,885              4,037
Round Rock Independent School District GO
   Series 1991 8.625% 8/15/00 (MBIA Insured) .................................................              1,270              1,371
   Series 1995 7.500% 8/1/02 (gtd. by PSF) ...................................................              1,200              1,346
San Antonio Water Revenue (FGIC Insured)
   6.000% 5/15/01(escrowed in U.S. Treasury securities) ......................................                415                437
   6.000% 5/15/01 ............................................................................              2,460              2,585
Tarrant County Housing Finance Corporation Revenue
   (escrowed in U.S. Treasury securities, MBIA Insured)
   Zero Coupon (Effective Yield 5.000%) 9/15/16 ..............................................              1,730                706
Texas State Higher Education Revenue Student Loan Senior Lien
   7.450% 10/1/06 (a) ........................................................................              2,120              2,242
                                                                                                                             -------
                                                                                                                              20,772
Utah (0.6%)
Intermountain Power Agency Power Supply Revenue
   (MBIA Insured) Series B 6.000% 7/1/07 .....................................................              1,000              1,132

Virginia (0.5%)
Danville Industrial Development Authority Hospital Revenue
   (Danville Regional Medical Center, AMBAC Insured)
   5.250% 10/1/13 ............................................................................              1,000              1,061

Washington (3.8%)
Central Puget Sound Regulatory Transit Authority
   (FGIC Insured) 5.250% 2/1/17 ..............................................................              2,000              2,093
Chelan County Public Utility District No. 1 Revenue
   Series B 5.000%  7/1/33 (a) ...............................................................                900                905

Intermediate Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal            Market
                                                                                                            Amount             Value
------------------------------------------------------------------------------------------------------------------------------------
Washington (Continued)
Snohomish County School District No. 2 Everett GO (MBIA Insured)
   7.250% 12/1/00 ........................................................................              $  2,540            $  2,711
   7.000% 12/1/02 ........................................................................                 1,500               1,669
                                                                                                                            --------
                                                                                                                               7,378
Wisconsin (0.5%)
Racine GO Promissory Notes Series B 3.700% 12/1/99 .......................................                 1,000               1,003
                                                                                                                            --------
====================================================================================================================================
Total Municipal Securities
   (Cost $185,135) (b) ...................................................................                                   199,477
Other Assets, Less Liabilities (0.5%) ....................................................                                     1,055
                                                                                                                            --------
Total Net Assets (100.0%) ................................................................                                  $200,532
                                                                                                                            ========
====================================================================================================================================
Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)Security is subject to federal alternative minimum tax. At December 31, 1998, the market value of these securities represented 7.4% of total net assets.
(b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
   $14,342, consisting of gross unrealized appreciation of $14,378 and gross unrealized depreciation of $36.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper.
These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Managed Municipals Fund
------------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                                                                        Principal             Market
Municipal Securities (99,7%)                                                                               Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Alaska (0.7%)
Alaska Student Loan Corporation Revenue
   (AMBAC Insured) 6.200% 7/1/09 (a)..........................................................            $ 3,870            $ 4,175

California (5.2%)
California Pollution Control Financing Authority PCR
   (San Diego Gas & Electric) Series A
   5.900% 6/1/14 .............................................................................              3,000              3,379
Central Contra Costa Sanitation District Revenue (MBIA Insured)
   6.250% 9/1/13 .............................................................................              2,025              2,281
   6.250% 9/1/14 .............................................................................              1,295              1,455
Foothill/Eastern Transportation Corridor Agency
   Toll Road Revenue Series 1995A
   Zero Coupon (Yield to Maturity 7.200%) 1/1/18 .............................................             10,000              3,675
Irvine Improvement Bond Act 1915
   Assessment District No 97-16 (LOC Societe Generale)
     VRDB 5.100% .............................................................................                456                456
   Assessment District No 94-13 (LOC Canadian Imperial Bank)
     VRDB 5.100% .............................................................................                700                700
   Assessment District No 97-17 (LOC Bayerische Vereinsbank)
     VRDB 5.100% .............................................................................                200                200
Long Beach Aquarium of the Pacific Revenue Series A
   6.125% 7/1/15 .............................................................................              4,000              4,250
   6.125% 7/1/23 .............................................................................              6,000              6,352
Los Angeles County GO TRAN Series 98-99A 4.500% 6/30/99 ......................................              1,000              1,007
Southern California Public Power Authority Revenue
   Zero Coupon (Yield to Maturity 6.000%) 7/1/14
     (escrowed in U.S. Treasury securities, FGIC Insured) ....................................              8,155              3,894
   5.000% 7/1/17 .............................................................................              2,500              2,491
                                                                                                                              ------
                                                                                                                              30,140
Colorado (2.7%)
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   Zero Coupon (Yield to Maturity 6.930%) 8/31/15 ............................................             25,000              9,219
Colorado Housing Finance Authority Multi-Family Mortgage Revenue
   6.000% 10/1/09 ............................................................................              1,490              1,496
   6.000% 10/1/10 ............................................................................              1,590              1,597
   6.000% 10/1/11 ............................................................................              1,710              1,717
   6.000% 10/1/12 ............................................................................              1,830              1,838
                                                                                                                              ------
                                                                                                                              15,867
Delaware (0.9%)
Delaware Economic Development Authority Revenue
   (General Waterworks Corporation)
     6.450% 12/1/07 Series B .................................................................              1,160              1,337
     6.800% 12/1/23 Series A (a) .............................................................              3,500              3,754
                                                                                                                              ------
                                                                                                                               5,091
District of Columbia (1.1%)
District of Columbia GO (MBIA Insured) Series B
   6.000% 6/1/15 .............................................................................              3,000              3,364
   6.000% 6/1/16 .............................................................................              2,500              2,816
                                                                                                                              ------
                                                                                                                               6,180
Managed Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal              Market
                                                                                                          Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (2.7%)
Broward County GO
   12.500% 1/1/03 ..........................................................................             $ 1,000             $ 1,312
   12.500% 1/1/04 ..........................................................................               1,195               1,652
   12.500% 1/1/05 ..........................................................................               2,000               2,885
Florida GO (Broward County) 9.875% 7/1/09 ..................................................               1,100               1,592
Florida GO (Jacksonville Transportation Authority,
   escrowed in U.S. Treasury securities) 9.200% 1/1/15 .....................................               2,000               2,902
Jacksonville Water and Sewer Development Revenue
   (General Waterworks Corporation) 6.750% 6/1/22 (a) ......................................               1,500               1,618
Orange County Housing Finance Authority Multi-Family
   Revenue Series K (Palms at Brentwood) 6.500% 12/1/34 ....................................               2,000               1,997
Pinellas County Health Facilities Authority Revenue
   VRDB 4.700% .............................................................................               1,600               1,600
                                                                                                                             -------
                                                                                                                              15,558
Georgia (13.6%)
Atlanta Airport Facilities Revenue Series A (AMBAC Insured)
   6.500% 1/1/10 ...........................................................................               2,000               2,365
Atlanta Water & Sewer Revenue 6.000% 1/1/11 ................................................               4,410               5,006
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (a) .......................................................................               9,000              10,969
Columbia County School District GO (MBIA Insured)
   6.750% 4/1/09 ...........................................................................               1,900               2,278
   7.000% 4/1/10 ...........................................................................               2,125               2,614
   7.000% 4/1/11 ...........................................................................               2,370               2,933
Fulton County Water & Sewer Revenue (FGIC Insured)
   (escrowed in U.S. Treasury Securities) 6.375% 1/1/14 ....................................              13,270              15,642
   6.375% 1/1/14 ...........................................................................                 430                 503
Georgia State GO 5.250% 10/1/10 ............................................................               1,910               2,089
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue
   (AMBAC Insured) Series P 6.250% 7/1/20 ..................................................               4,000               4,730
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/1/18 ...........................................................................              21,300              24,921
Paulding County School District GO (MBIA Insured)
   6.000% 2/1/10 ...........................................................................               4,235               4,828
                                                                                                                             -------
                                                                                                                              78,878
Hawaii (1.2%)
Hawaii Airports System Revenue Second Series (MBIA Insured)
   6.900% 7/1/12 (a) .......................................................................               6,000               7,207

Idaho (0.3%)
Idaho Health Facilities Authority Revenue (St. Lukes
   Regional Medical Center) VRDB 5.100% ....................................................                 200                 200
Idaho Housing Agency Single-Family Mortgage Revenue
   7.875% 7/1/24 (a) .......................................................................               1,235               1,311
                                                                                                                             -------
                                                                                                                               1,511
Illinois (8.1%)
Chicago Board of Education GO (MBIA Insured)
   6.250% 12/1/12 ..........................................................................               2,500               2,925
   6.000% 1/1/16 ...........................................................................               5,000               5,625
Chicago Skyway Toll Bridge Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17 ...........................................................................               1,500               1,710
Illinois Development Finance Authority (Catholic Charities)
   5.950% 1/1/09 ...........................................................................               1,450               1,515

Managed Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal              Market
                                                                                                          Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
Illinois (Continued)
Illinois Educational Facilities Authority Revenue
   VRDB 3.950% ...............................................................................            $   100            $   100
Illinois Health Facilities Authority Revenue (Healthcorp Affiliates)
   VRDB 5.100% ...............................................................................                300                300
Illinois Housing Development Authority Series A
   7.800% 12/1/12 ............................................................................                905                942
   8.000% 6/1/26 .............................................................................              6,770              7,049
Illinois Sales Tax Revenue Series Q 6.000% 6/15/12 ...........................................             10,000             11,400
Illinois State Toll Highway Authority Priority Revenue Series A
   6.300% 1/1/11 .............................................................................              7,500              8,559
Metropolitan Pier and Exposition Authority Dedicated State
   Tax Revenue Series A (MBIA Insured)
     Zero Coupon (Yield to Maturity 6.020%) 6/15/12 ..........................................              5,000              2,631
     Zero Coupon (Yield to Maturity 6.020%) 12/15/12 .........................................              8,300              4,264
                                                                                                                             -------
                                                                                                                              47,020
Indiana (4.8%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products gtd. by Eridania Beghin-Say)
   8.000% 12/1/24 (a) ........................................................................              5,000              5,850
Indiana Health Facility Finance Authority Revenue
   (Metro Health/Indiana Project) 6.400% 12/1/33 .............................................              1,400              1,390
Indiana Transportation Finance Authority Airport Facilities Lease
   Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02) ...............................................................              5,475              6,050
     6.250% 11/1/16 ..........................................................................              1,475              1,575
Indianapolis Airport Authority Revenue Special Facilities
   (United Airlines) 6.500% 11/15/31 (a) .....................................................              5,000              5,350
Michigan City PCR (Northern Indiana Public Service Company)
   5.700% 10/1/03 ............................................................................              7,635              7,663
                                                                                                                             -------
                                                                                                                              27,878
Iowa (0.3%)
Iowa Finance Authority Single-Family Mortgage Revenue
   (collateralized by GNMA securities) Series B 7.450% 7/1/23 (a) ............................                915                970
Iowa State Schools Cash Anticipation Program Warrant Certificates
   (FSA Insured) Series 98-99A 4.500% 6/25/99 ................................................              1,000              1,007
                                                                                                                             -------
                                                                                                                               1,977
Kansas (0.6%)
Kansas State Department of Transportation Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 3/1/02)
   6.500% 3/1/12 .............................................................................              3,000              3,296

Kentucky (2.3%)
Kentucky Housing Corporation Housing Revenue
   Series C 8.100% 1/1/22 (a) ................................................................              1,585              1,653
Kentucky Turnpike Authority Economic Development
   Road Revenue (FGIC Insured)
   Zero Coupon (Yield to Maturity 6.600%) 1/1/10 .............................................              7,500              4,594
Trimble County PCR (Louisville Gas & Electric) Series A
   7.625% 11/1/20 (a) ........................................................................              6,670              7,195
                                                                                                                             -------
                                                                                                                              13,442
Louisiana (1.2%)
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (a) .........................................              3,250              3,746

Managed Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal              Market
                                                                                                          Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
Louisiana  (Continued)
New Orleans GO (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.125%) 9/1/12 ...........................................             $ 6,250             $ 3,250
                                                                                                                             -------
                                                                                                                               6,996
Maine (1.3%)
Maine Educational Loan Marketing Corporation Student Loan
   Revenue Subordinate Series B-1 6.500% 11/1/09 (a) .......................................               3,000               3,195
Maine Housing Authority Mortgage Revenue Series D-5
   7.550% 11/15/19 (a) .....................................................................               2,520               2,633
   7.550% 11/15/22 (a) .....................................................................               1,750               1,829
                                                                                                                             -------
                                                                                                                               7,657
Maryland (1.3%)
Washington Suburban Sanitation District
   (escrowed in U.S. Treasury securities, prerefunded to 6/1/04)
     6.600% 6/1/16 .........................................................................               2,795               3,158
     6.625% 6/1/17 .........................................................................               1,660               1,878
     6.625% 6/1/19 .........................................................................               2,320               2,625
                                                                                                                             -------
                                                                                                                               7,661
Massachusetts (8.9%)
Massachusetts Bay Transportation Authority
   Series 1994A 7.000% 3/1/14 ..............................................................               3,150               3,934
   Series 1992B 6.200% 3/1/16 ..............................................................               9,825              11,323
   Series 1994A 7.000% 3/1/19 ..............................................................               2,500               3,128
Massachusetts Health & Educational Facilities Authority Revenue
   (Brigham & Womens' Hospital, MBIA Insured, escrowed
     in U.S. Treasury securities, prerefunded to 7/1/01)
     6.750% 7/1/24 .........................................................................               7,365               8,046
   (Massachusetts General Hospital, AMBAC Insured)
     6.250% 7/1/12 .........................................................................               5,750               6,691
   (Dana Farber Cancer Institute) 6.250% 12/1/22 ...........................................               6,500               7,069
Massachusetts State College Building Authority Series A
   7.500% 5/1/11 ...........................................................................               1,500               1,926
   7.500% 5/1/14 ...........................................................................               3,500               4,524
Massachusetts State Port Authority Revenue Series A
   5.750% 7/1/12 ...........................................................................               2,000               2,235
Massachusetts Turnpike Authority Metropolitan Highway System
   Revenue Series A (MBIA Insured) 5.000% 1/1/37 ...........................................               3,000               2,917
                                                                                                                             -------
                                                                                                                              51,793
Michigan (0.3%)
Farmington Hills Hospital Finance Authority (Bostford General
   Hospital, MBIA Insured) Series B VRDB 5.100% ............................................                 300                 300
Michigan Strategic Fund Limited Obligation Revenue (Imperial Holly)
   Series B 6.400% 11/1/25 .................................................................                 700                 702
   Series C 6.550% 11/1/25 (a) .............................................................                 800                 802
                                                                                                                             -------
                                                                                                                               1,804
Minnesota (1.7%)
Minneapolis Revenue (Walker Methodist Senior Services)
   Series A 5.875% 11/15/18 ................................................................                 450                 450
Minneapolis/St. Paul Housing Finance Board Revenue
   Single-Family Mortgage (collateralized by GNMA securities)
     7.250% 8/1/21 (a) .....................................................................               2,015               2,133
     7.300% 8/1/31 (a) .....................................................................               3,000               3,157
Minnesota State Housing Finance Agency Single-Family Mortgage
   Series A 7.450% 7/1/22 (a) ..............................................................               3,780               3,988
                                                                                                                             -------
                                                                                                                               9,728
Managed Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal              Market
                                                                                                          Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
Missouri (0.2%)
Missouri State Housing Development Commission Single-Family
   Mortgage Revenue 9.375% 4/1/16 ............................................................            $    35            $    37
Springfield School District No. 12 GO Series B (FGIC Insured)
   9.500% 3/1/07 .............................................................................                600                820
                                                                                                                             -------
                                                                                                                                 857
Nevada (1.0%)
Clark County GO (FGIC Insured) Series B 4.500% 12/1/17 .......................................              2,675              2,501
Nevada Housing Division Single-Family Program Series A-2
   7.750% 4/1/22 (a) .........................................................................              3,330              3,484
                                                                                                                             -------
                                                                                                                               5,985
New Jersey (1.2%)
New Jersey Economic Development Authority
   (Glimcher Properties Project) 6.000% 11/1/28 (a) ..........................................                850                853
New Jersey GO Series D 6.000% 2/15/11 ........................................................              5,150              5,955
                                                                                                                             -------
                                                                                                                               6,808
New Mexico (0.3%)
Albuquerque IDR (Motorola) 10.000% 6/1/13 ....................................................              1,000              1,025
Farmington PCR (Arizona Public Service Company, LOC
   Barclays Bank) Series B VRDB 5.100% .......................................................                500                500
                                                                                                                             -------
                                                                                                                               1,525
New York (10.8%)
New York City GO
   Series B (FGIC Insured) VRDB 5.000% .......................................................              2,300              2,300
   Series D 6.000% 2/15/25 (escrowed in U.S.Treasury securities,
     prerefunded to 2/15/05) .................................................................             12,980             13,968
   Series G 5.750% 2/1/14 ....................................................................              3,145              3,361
   Series F 5.000% 8/1/23 ....................................................................              2,150              2,094
New York City Industrial Development Authority Special
   Facility Revenue (Terminal One Group Association)
   6.000% 1/1/15 (a) .........................................................................              8,340              8,934
New York City Municipal Water Finance Authority Water & Sewer
   Revenue Series A (FGIC Insured) VRDB 5.200% ...............................................                200                200
New York State Environmental Facilities Corporation PCR
   Water Revolving Fund 5.750% 6/15/10 .......................................................             10,000             11,237
Suffolk County Industrial Development Agency IDR
   (Nissequogue Cogen Partners) 5.500% 1/1/23 (a) ............................................                500                500
Triborough Bridge & Tunnel Authority Revenue
   Series X 6.625% 1/1/12 ....................................................................              9,915             11,836
   Series Y 6.125% 1/1/21 ....................................................................              6,890              7,958
                                                                                                                             -------
                                                                                                                              62,388
North Carolina (1.3%)
North Carolina Eastern Municipal Power Agency Revenue
   Series 1991A
     6.500% 1/1/18 (escrowed in U.S. Treasury securities) ....................................              4,315              5,173
     6.500% 1/1/18 ...........................................................................              2,185              2,504
                                                                                                                             -------
                                                                                                                               7,677
Ohio (1.8%)
Franklin County Hospital Revenue
   Series B (Riverside Hospital, escrowed in U.S. Treasury securities,
     prerefunded to 5/15/00) 7.600% 5/15/20 ..................................................              3,900              4,192
   Series A (Doctors OhioHealth Corp.) 5.600% 12/1/28 ........................................              3,000              2,929
Ohio Housing Finance Agency Mortgage Revenue
   Series A-1 (collateralized by GNMA) 6.050% 9/1/17 (a) .....................................              2,995              3,164
                                                                                                                             -------
                                                                                                                              10,285

Managed Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal              Market
                                                                                                          Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma (0.3%)
Tulsa County Home Finance Authority Mortgage Revenue
   (collateralized by GNMA securities) Series 1991 B7.550% 5/1/23 (a) ........................            $ 1,825            $ 1,912

Oregon (0.2%)
Clackamas County School District No. 12 GO (FGIC Insured)
   5.250% 6/1/11 .............................................................................              1,000              1,062

Pennsylvania (4.1%)
Allegheny County Sanitation Authority Sewer Revenue Series A
   (FGIC Insured) Zero Coupon (Yield to Maturity 6.800%) 6/1/07 ..............................              2,370              1,659
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   6.900% 6/1/24 (a) .........................................................................              3,400              4,220
Montgomery County Industrial Development Authority Retirement
   Community Revenue (Adult Communities Total Services)
   Series B 5.750% 11/15/17 ..................................................................              3,500              3,627
Pennsylvania State GO 6.250% 7/1/12 ..........................................................             11,200             13,090
Philadelphia School District GO Series A (MBIA Insured)
   4.500% 4/1/18 .............................................................................              1,385              1,293
                                                                                                                             -------
                                                                                                                              23,889
Puerto Rico (0.2%)
Puerto Rico Commonwealth GO 4.750% 7/1/23 ....................................................              1,400              1,332

Rhode Island (1.0%)
Rhode Island Housing & Mortgage Finance Corporation
   7.550% 10/1/22 (a) ........................................................................              5,650              5,961

South Carolina (2.4%)
Calhoun County Solid Waste Disposal Facilities Revenue (Eastman
    Kodak, escrowed in U.S. Treasury securities) 6.750% 5/1/17 (a) ...........................              3,000              3,641
Richland County Solid Waste Disposal Facilities Revenue
   (Union Camp) Series B 7.125% 9/1/21 (a) ...................................................              5,000              5,394
South Carolina Housing Finance & Development Authority
   Series C 7.750% 7/1/22 (a) ................................................................              4,775              4,966
                                                                                                                             -------
                                                                                                                              14,001
South Dakota (3.0%)
Heartland Consumers Power District Electric Revenue
   (FSA Insured) 6.000% 1/1/17 ...............................................................              8,000              9,050
South Dakota Student Loan Corporation Revenue Series B
   (escrowed in U.S. Treasury securities) 7.450% 8/1/00 (a) ..................................              7,990              8,459
                                                                                                                             -------
                                                                                                                              17,509
Tennessee (2.0%)
Tennessee Housing Development Agency 7.300% 7/1/11 (a) .......................................             10,000             10,550

Texas (4.5%)
Brazos Higher Education Authority Subordinate Series C-2
   5.875% 6/1/04 (a) .........................................................................              2,785              2,837
Harris County Certificates of Obligation 4.500% 10/1/19 ......................................              1,630              1,522
Houston Water & Sewer System Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.800%) 12/1/08 ............................................              4,000              2,610
   Zero Coupon (Yield to Maturity 6.813%) 12/1/09 ............................................              4,000              2,475
   Zero Coupon (Yield to Maturity 6.850%) 12/1/10 ............................................              3,750              2,194

Managed Municipals Fund Continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Principal              Market
                                                                                                          Amount               Value
------------------------------------------------------------------------------------------------------------------------------------
Texas (Continued)
Richardson Hospital Authority (Baylor/Richardson)
   5.625% 12/1/28 ........................................................................             $    500             $    492
San Antonio Electric & Gas Series A 4.500% 2/1/21 ........................................                1,500                1,399
Texas GO (escrowed in U.S. Treasury securities,
   prerefunded to 12/1/99) 8.300% 12/1/16 ................................................               10,275               10,728
Texas Municipal Power Agency Revenue (AMBAC Insured)
   Zero Coupon (Yield to Maturity 6.900%) 9/1/08 .........................................                1,475                  974
Travis County Housing Finance Corporation Mortgage Revenue
   (collateralized by GNMA, FGIC Insured) 8.000% 9/1/10 (a) ..............................                  895                  940
                                                                                                                            --------
                                                                                                                              26,171
Vermont (0.2%)
Vermont Housing Finance Agency Single-Family Mortgage Series 1
   8.150% 5/1/25 (a) .....................................................................                1,095                1,107

Virginia (0.4%)
Virginia Beach GO 12.750% 7/15/01 ........................................................                2,000                2,438

Washington (5.3%)
Port of Longview Industrial Development Corporation Solid Waste
   Disposal Revenue (Weyerhaeuser Company)
   6.875% 10/1/08 (a) ....................................................................                8,750               10,106
Washington GO Series B & AT-7
   6.000% 6/1/13 (escrowed in U.S. Treasury securities) ..................................                2,190                2,521
   6.000% 6/1/13 .........................................................................                5,090                5,834
Washington Public Power Supply System Nuclear Project No. 2
   Series 1992A 6.300% 7/1/12 ............................................................                3,500                4,056
Washington Public Power Supply System Nuclear Project No. 3
   Series 1989B Zero Coupon (Yield to Maturity 6.950%) 7/1/05 ............................                5,000                3,831
   Series 1989B Zero Coupon (Yield to Maturity 6.700%) 7/1/08
     (FGIC Insured) ......................................................................                7,000                4,585
                                                                                                                            --------
                                                                                                                              30,933
Wisconsin (0.3%)
Wisconsin Housing & Economic Development Authority
   Series D 7.750% 9/1/10 ................................................................                1,360                1,392
                                                                                                                            --------
====================================================================================================================================
Total Municipal Securities
   (Cost $514,021) (b) ...................................................................                                  $577,641
Other Assets, Less Liabilities (0.3%) ....................................................                                     1,806
                                                                                                                            --------
Total Net Assets (100.0%) ................................................................                                  $579,447
                                                                                                                            ========

====================================================================================================================================
Notes to Portfolio of Investments
--------------------------------------------------------------------------------

(a)Security is subject to federal alternative minimum tax. At December 31, 1998, the market value of these securities represented 25.6% of total net assets.
(b)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was $63,620, consisting of gross unrealized appreciation of $63,744 and gross unrealized depreciation of $124.

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper.
These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                                                                                        Principal             Market
Municipal Securities (98.9%)                                                                               Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Arizona (2.3%)
Arizona Health Facilities Authority Hospital System Revenue
   (Phoenix Memorial Hospital) 8.125% 6/1/12..................................................            $ 2,500            $ 2,675
Pima County Industrial Development Authority IDR
   (Tucson Electric Power Company)
     Series B 6.000% 9/1/29 ..................................................................              1,000                998
     Series C 6.000% 9/1/29 ..................................................................              4,000              3,990
                                                                                                                              ------
                                                                                                                               7,663
California (2.9%)
California Health Facilities Financing Authority Revenue
   (Sutter Health) Series A VRDB 5.100% ......................................................              1,200              1,200
Foothill/Eastern Transportation Corridor Agency Toll Road
   Revenue Series 1995A 6.500% 1/1/32 ........................................................              2,000              2,240
Long Beach Aquarium of the Pacific Revenue Series A
   6.125% 7/1/23 .............................................................................              5,750              6,088
                                                                                                                              ------
                                                                                                                               9,528
Colorado (6.5%)
Adams County Single-Family Mortgage Revenue Series B
   (escrowed in U.S. Treasury securities)
     11.250% 9/1/11 (prerefunded to 9/1/09) ..................................................                325                509
     11.250% 9/1/11 (prerefunded to 9/1/10) ..................................................                360                574
     11.250% 9/1/11 ..........................................................................                220                358
     11.250% 9/1/12 ..........................................................................              1,440              2,383
Arapahoe County Capital Improvement Trust Fund Highway Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 8/31/05)
   7.000% 8/31/26 ............................................................................              7,000              8,356
Briargate Public Building Authority Landowner Assessment Lien
   Series 1985A 10.250% 12/15/00 (b) .........................................................                220                187
   Series 1986A 9.500% 12/15/07 (b) ..........................................................                807                686
Colorado Health Facilities Authority Revenue
   (Birchwood Manor Apartments, collateralized by GNMA securities
     Series A 7.250% 4/1/11 ..................................................................                645                672
   (PSL Health Systems, escrowed in U.S. Treasury securities,
     prerefunded to 2/15/01) Series B 8.500% 2/15/21 .........................................              3,250              3,628
Denver City and County Airport Revenue Series D
   7.750% 11/15/21 (escrowed in U.S. Treasury securities,
     prerefunded to 11/15/01) (a) ............................................................                830                933
   7.750% 11/15/21 (a) .......................................................................              3,170              3,491
                                                                                                                              ------
                                                                                                                              21,777
Connecticut (0.9%)
Connecticut State Development Authority PCR
   (Connecticut Light & Power) 5.850% 9/1/28 .................................................              2,900              2,911

District of Columbia (2.2%)
District of Columbia GO Series A 6.000% 6/01/26 ..............................................              7,000              7,350

Florida (3.3%)
Florida Housing Finance Agency Multi-Family Housing Revenue
   (Palm-Aire) 10.000% 1/1/20 (a) (b) ........................................................              2,731              2,348
Leesburg Hospital Revenue (Leesburg Regional Medical Center,
   escrowed in U.S. Treasury securities, prerefunded to 7/1/02)
   Series A 7.375% 7/1/11 ....................................................................                775                880

SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                               Principal             Market
                                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Florida (Continued)
Orange County Health Facilities Authority
   (Orlando Lutheran Towers) 8.625% 7/1/20 ...................................................            $ 5,000            $ 5,856
Orlando Special Assessment Revenue Series A
   (Conroy Road Interchange Project)
     5.500% 5/1/10 ...........................................................................                200                199
     5.800% 5/1/26 ...........................................................................                500                499
Stoneybrook Community Development District Capital
   Improvement Revenue
     Series B 5.700% 5/1/08 ..................................................................                760                759
     Series A 6.100% 5/1/19 ..................................................................                330                330
                                                                                                                             -------
                                                                                                                              10,871
Georgia (3.5%)
Cartersville Development Authority (Anheuser-Busch)
   7.375% 5/1/09 (a) .........................................................................              3,000              3,656
Municipal Electric Authority of Georgia Power Revenue Series V
   6.600% 1/1/18 .............................................................................              6,065              7,096
Rockdale County Development Authority Solid Waste Disposal Revenue
   (Visy Paper) 7.500% 1/1/26 (a) ............................................................              1,000              1,065
                                                                                                                             -------
                                                                                                                              11,817
Idaho (0.6%)
Idaho Housing Agency Single-Family Mortgage Series B
   7.500% 7/1/24 (a) .........................................................................              2,060              2,163

Illinois (2.5%)
Chicago Skyway Toll Bridge Revenue
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/04)
   6.750% 1/1/17 .............................................................................              1,500              1,710
Illinois Development Finance Authority
   (Catholic Charities) 5.950% 1/1/09 ........................................................              1,400              1,463
   (Latin School of Chicago) 5.650% 8/1/28 ...................................................              1,725              1,716
Illinois Health Facilities Authority Revenue
   (United Medical Center, escrowed in U.S. Treasury securities,
     prerefunded to 7/1/03) 8.125% 7/1/06 ....................................................              2,225              2,500
   (Edward Hospital Association, escrowed in U.S. Treasury securities,
     prerefunded to 2/15/02) 7.000% 2/15/22 ..................................................                685                760
Illinois Housing Development Authority Multi-Family Housing
   Series C 7.400% 7/1/23 ....................................................................                140                146
                                                                                                                             -------
                                                                                                                               8,295
Indiana (12.5%)
Hammond Sewer & Solid Waste Disposal Revenue
   (American Maize Products, gtd. by Eridania Beghin-Say)
   8.000% 12/1/24 (a) ........................................................................              4,000              4,680
Indiana Health Facility Financing Authority Revenue
   (Metro Health/Indiana Project) 6.400% 12/1/33 .............................................              1,500              1,489
Indiana State Development Finance Authority Revenue
   (Inland Steel Company) 5.750% 10/1/11 .....................................................              5,000              4,737
Indiana Transportation Finance Authority Airport Facilities
   Lease Revenue Series A
     6.250% 11/1/16 (escrowed in U.S. Treasury securities,
       prerefunded to 11/1/02) ...............................................................              3,550              3,923
     6.250% 11/1/16 ..........................................................................                950              1,014
Indianapolis Airport Authority Revenue Special Facilities
   (Federal Express) 7.100% 1/15/17 (a) ......................................................              5,000              5,556
   (United Airlines) 6.500% 11/15/31 (a) .....................................................              7,000              7,490

SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                               Principal             Market
                                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Indiana (Continued)
Indianapolis Local Public Improvement Bond Bank Series C
   (escrowed in U.S. Treasury securities, prerefunded to 1/1/02)
   6.700% 1/1/17 .............................................................................            $ 8,900            $ 9,790
New Castle Economic Development Revenue
   8.650% 4/1/17 (escrowed in U.S. Treasury securities,
     prerefunded to 4/1/99) ..................................................................              2,860              3,039
   Zero Coupon (Yield to Maturity 10.855%) 3/1/18 (b) ........................................             30,655                 77
                                                                                                                             -------
                                                                                                                              41,795
Iowa (0.7%)
Iowa Housing Finance Authority (AMBAC Insured)
   Zero Coupon (Yield to Maturity 10.262%) 9/1/16 ............................................             15,620              2,187

Kansas (0.6%)
Wichita Revenue (CSJ Health System) 7.000% 11/15/18 ..........................................              2,000              2,158

Louisiana (2.2%)
De Soto Parish Environmental Improvement Revenue
   (International Paper) Series A 7.700% 11/1/18 (a) .........................................              2,500              2,881
Louisiana Public Facilities Authority Hospital Revenue
   (Women's Hospital Foundation, escrowed in U.S. Treasury
     securities, prerefunded to 10/1/02) 7.250% 10/1/22 ......................................              2,300              2,611
   (Progressive Healthcare Providers) 6.375% 10/1/28 .........................................              2,000              1,952
                                                                                                                             -------
                                                                                                                               7,444
Massachusetts (2.7%)
Massachusetts Bay Transportation Authority Series 92B
   6.200% 3/1/16 .............................................................................              5,825              6,713
Massachusetts State Health & Educational Facilities Authority Revenue
   (Dana Farber Cancer Institute) 6.250% 12/1/22 .............................................              2,000              2,175
                                                                                                                             -------
                                                                                                                               8,888
Michigan (0.5%)
Michigan Strategic Fund Limited Obligation Revenue
   (Imperial Holly) Series C 6.550% 11/1/25 (a) ..............................................              1,500              1,504

Minnesota (0.4%)
Minneapolis Revenue (Walker Methodist Senior Services)
   Series C 6.000% 11/15/28 ..................................................................              1,300              1,298

Mississippi (3.4%)
Adams County Hospital Revenue (Jefferson Davis Memorial Hospital,
   escrowed in U.S. Treasury securities, prerefunded to 10/1/01)
   7.900% 10/1/08 ............................................................................                750                846
Claiborne County PCR (System Energy Resources)
   9.500% 12/1/13 ............................................................................                600                626
   7.300% 5/1/25 .............................................................................              2,000              2,100
Lowndes County Solid Waste Disposal PCR
   (Weyerhaeuser Company) 6.800% 4/1/22 ......................................................              5,995              7,329
Perry County PCR (Leaf River Forest Project, LOC Wachovia Bank)
   VRDB 5.100% ...............................................................................                400                400
                                                                                                                             -------
                                                                                                                              11,301
Missouri (1.6%)
Missouri Health & Educational Facilities Authority Health
   Facilities Revenue (Lutheran Senior Services)
   5.750% 2/1/17 .............................................................................              2,000              2,077

SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                               Principal             Market
                                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Missouri (Continued)
St. Louis Industrial Development Authority IDR (Kiel Center)
   7.875% 12/1/24 (a) ......................................................................             $ 3,000             $ 3,285
                                                                                                                             -------
                                                                                                                               5,362
Montana (0.3%)
Montana State Board of Housing Single-Family Mortgage
   Series B-1 7.300% 10/1/17 ...............................................................                 375                 393
   Series B-2 7.500% 4/1/23 (a) ............................................................                 415                 435
                                                                                                                             -------
                                                                                                                                 828
Nebraska (1.3%)
Nebraska Higher Education Loan Program Series A-6
   Junior Subordinated (MBIA Insured) 6.450% 6/1/18 (a) ....................................               4,000               4,300

Nevada (1.6%)
Clark County IDR (Nevada Power Company)
   Series A 5.900% 11/1/32 (a) .............................................................               3,000               3,030
Humboldt County PCR (Idaho Power Company) 8.300% 12/1/14 ...................................               2,000               2,372
                                                                                                                             -------
                                                                                                                               5,402
New Jersey (3.6%)
New Jersey Economic Development Authority Revenue Series A
   (Winchester Gardens Project, Marcus L. Ward Home)
     8.625% 11/1/25 ........................................................................               5,000               5,756
   (Kapkowski Road Landfill, NJ Metromall Urban Renewal)
     6.375% 4/1/31 .........................................................................               6,000               6,188
                                                                                                                             -------
                                                                                                                              11,944
New Mexico (2.9%)
Farmington PCR
   (Public Service Company of New Mexico) 6.300% 12/1/16 ...................................               5,000               5,294
   (Tucson Electric Power Company) 6.950% 10/1/20 ..........................................               2,000               2,232
   (Arizona Public Service Company, LOC Barclays Bank)
     VRDB 5.100% ...........................................................................                 200                 200
New Mexico Educational Assistance Foundation Student Loan
   Revenue Subordinated Series A-2 6.650% 11/1/25 (a) ......................................               1,955               2,099
                                                                                                                             -------
                                                                                                                               9,825
New York (4.3%)
New York City GO
   Series B (FGIC Insured) VRDB 5.100% .....................................................                 300                 300
   Series B 7.250% 8/15/07 .................................................................               1,000               1,200
   Series G 5.750% 2/1/14 ..................................................................               5,720               6,113
New York City Industrial Development Authority Special
   Facility Revenue (Terminal One Group Association)
   6.000% 1/1/15 (a) .......................................................................               3,465               3,712
New York City Municipal Water Finance Authority Water & Sewer
   Systems Revenue Series A VRDB 5.200% ....................................................                 800                 800
Triborough Bridge & Tunnel Authority Revenue Series E
   7.250% 1/1/10 ...........................................................................               2,000               2,353
                                                                                                                             -------
                                                                                                                              14,478
North Carolina (2.9%)
North Carolina Eastern Municipal Power Agency Revenue
   Series A 6.500% 1/1/18 (escrowed in U.S. Treasury securities) ...........................               3,320               3,980
   Series A 6.500% 1/1/18 ..................................................................               1,680               1,926
   Series B 6.000% 1/1/26 ..................................................................               3,500               3,819
                                                                                                                             -------
                                                                                                                               9,725
SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                               Principal             Market
                                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Ohio (4.9%)
Franklin County Hospital Revenue
   (Doctors OhioHealth Corporation) 5.600% 12/1/28 .........................................             $ 2,650             $ 2,587
Greater Allen County Housing Development Corporation Revenue
   (Steiner-McBride Apartments) 10.250% 9/1/03 .............................................               1,385               1,388
Montgomery County Health Care Facilities Revenue
   (Friendship Village of Dayton) Series B 6.250% 2/1/22 ...................................               5,250               5,322
Ohio State Water Development Authority Solid Waste
   Disposal Revenue (Bay Shore Power Company) Series A
   5.875% 9/1/20 (a) .......................................................................               7,000               7,053
                                                                                                                             -------
                                                                                                                              16,350
Pennsylvania (10.1%)
Allentown Area Hospital Authority Revenue (Sacred Heart
   Hospital) 7.500% 7/1/06 .................................................................               3,460               3,754
Beaver County Industrial Development Authority PCR
   (Toledo Edison Company) 7.625% 5/1/20 ...................................................               4,900               5,580
Dauphin County Industrial Development Authority Water
   Development Revenue (General Waterworks Corporation)
   Series A 6.900% 6/1/24 (a) ..............................................................               3,200               3,972
Montgomery County Higher Education & Health Authority
   Hospital Revenue (Jeanes Health Systems, escrowed in U.S.
   Treasury securities, prerefunded to 7/1/00) 8.750% 7/1/20 ...............................               3,200               3,504
Pennsylvania Economic Development Financing Authority
   Resource Recovery Revenue (Northampton Generating)
     Series B 6.750% 1/1/07 (a) ............................................................               3,000               3,263
     Series A 6.500% 1/1/13 (a) ............................................................               2,000               2,120
Philadelphia Hospitals & Higher Education Facilities Authority
   Revenue (Temple University Hospital) 5.875% 11/15/23 ....................................               4,000               4,145
Philadelphia Municipal Authority Revenue Lease Series 1993D
   6.250% 7/15/13 ..........................................................................               2,500               2,669
Philadelphia Water & Sewer Revenue Tenth Series
   (escrowed in U.S. Treasury securities)
   7.350% 9/1/04 (d) .......................................................................               4,085               4,626
                                                                                                                             -------
                                                                                                                              33,633
Puerto Rico (1.7%)
Puerto Rico Highway & Transportation Authority
   Series T 6.625% 7/1/18 (escrowed in U.S. Treasury securities,
     prerefunded to 7/1/02) ................................................................               3,200               3,552
   Series V 6.625% 7/1/12 ..................................................................               2,000               2,185
                                                                                                                             -------
                                                                                                                               5,737
South Dakota (0.9%)
South Dakota Student Loan Assistance Corporation Series C
   (escrowed in U.S. Treasury securities) 7.450% 8/1/00 (a) ................................               2,700               2,859

Tennessee (0.4%)
Metropolitan Government of Nashville & Davidson Counties Health
   and Educational Facilities Board Revenue (The Blakeford
   at Green Hills) 5.650% 7/1/24 ...........................................................               1,500               1,474

Texas (6.9%)
Abilene Health Facilities Development Corporation Retirement
   Facilities Revenue (Sears Methodist Retirement)
   Series A 5.900% 11/15/25 ................................................................               2,100               2,082
Alliance Airport Authority Special Facilities Revenue
   (American Airlines) 7.000% 12/1/11 (a) ..................................................               4,070               4,808

SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                               Principal             Market
                                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Texas (Continued)
Brazos Higher Education Authority Subordinated Series C-2
   5.875% 6/1/04 (a) .........................................................................            $   835            $   851
Harris County Housing Finance Corporation Single-Family
   Mortgage Revenue 9.625% 3/15/03 ...........................................................                171                172
Houston Airport System Revenue (Continental Airlines)
   6.125% 7/15/17 (a) ........................................................................              4,000              4,165
   6.125% 7/15/27 (a) ........................................................................              2,000              2,075
Port of Bay City Authority Matagorda County Revenue
   (Hoechst Celanese Corporation) 6.500% 5/1/26 (a) ..........................................              3,000              3,300
Richardson Hospital Authority (Baylor/Richardson) 5.625% 12/1/28 .............................                900                887
Texas City IDR (Atlantic Richfield Company)
   7.375% 10/1/20 ............................................................................              2,000              2,610
Texas Housing Agency Residential Development Revenue
   Series D 8.400% 1/1/21 (a) ................................................................                255                264
Tyler Health Facilities Development Corporation
   (Mother Francis Hospital) Series A 5.625% 7/1/13 ..........................................              1,785              1,796
                                                                                                                             -------
                                                                                                                              23,010
Utah (0.2%)
Utah Housing Finance Agency Single-Family Mortgage
   Series B-2 7.750% 1/1/23 (a) ..............................................................                160                167
   Series C-3 7.550% 7/1/23 (a) ..............................................................                355                372
                                                                                                                             -------
                                                                                                                                 539
Virginia (2.2%)
Pittsylvania County Industrial Development Authority Revenue
   (Multitrade of Pittsylvania County L.P.) Series A
     7.450% 1/1/09 (a) .......................................................................              3,500              3,846
     7.550% 1/1/19 (a) .......................................................................              3,100              3,402
                                                                                                                             -------
                                                                                                                               7,248
Washington (4.1%)
Quincy Water and Sewer Revenue Series I (escrowed in
   U.S. Treasury securities, prerefunded to 11/1/00)
   9.250% 11/1/10 ............................................................................              2,375              2,580
Washington State Health Care Facilities Authority Revenue
   (Sacred Heart Medical Center) 6.875% 2/15/12 ..............................................              1,500              1,626
Washington State Housing Finance Commission Single-Family
   Mortgage Revenue Series C (collateralized by GNMA/FNMA securities)
     Zero Coupon (Yield to Maturity 7.750%) 1/1/22 (a) .......................................              1,455                271
     Zero Coupon (Yield to Maturity 7.750%) 7/1/22 (a) .......................................              1,605                287
     Zero Coupon (Yield to Maturity 7.750%) 1/1/23 (a) .......................................              1,605                277
     Zero Coupon (Yield to Maturity 7.750%) 7/1/23 (a) .......................................              1,610                268
     Zero Coupon (Yield to Maturity 7.750%) 1/1/24 (a) .......................................              1,615                258
     Zero Coupon (Yield to Maturity 7.750%) 7/1/24 (a) .......................................              1,605                249
Washington State Public Power Supply System
   Nuclear Project No. 2 Revenue Series A
     Zero Coupon (Yield to Maturity 6.888%) 7/1/07 ...........................................              6,945              4,792
     6.300% 7/1/12 ...........................................................................              2,500              2,897
                                                                                                                             -------
                                                                                                                              13,505
Wisconsin (1.2%)
Wisconsin State Health & Educational Facilities Authority Revenue
   (Attic Angel Community) 5.750% 11/15/27 ...................................................              1,250              1,222
   (Clement Manor) 5.750% 8/15/24 ............................................................              3,000              2,906
                                                                                                                             -------
                                                                                                                               4,128

SR&F High-Yield Municipals Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Continued                                                                                               Principal             Market
                                                                                                           Amount              Value
------------------------------------------------------------------------------------------------------------------------------------
Wyoming (0.1%)
Wyoming Community Development Authority Single-Family
   Mortgage Series A 7.375% 6/1/17 ...................................................               $    180               $    189
                                                                                                                            --------
====================================================================================================================================
Total Municipal Securities
   (Cost $304,861) (c) ...............................................................                                      $329,486
Other Assets, Less Liabilities (1.1%) ................................................                                         3,621
                                                                                                                            --------
Total Net Assets (100.0%) ............................................................                                      $333,107
                                                                                                                            ========
Notes to Portfolio of Investments
====================================================================================================================================
(a)Security is subject to the federal alternative minimum tax. At December 31,
   1998, the market value of these securities represented 29.0% of total net assets.
(b)Issuer is in default of certain debt covenants. Income is not being accrued.
(c)At December 31, 1998, the cost of investments for financial reporting and federal income tax purposes was identical. Net unrealized appreciation was
   $24,625, consisting of gross unrealized appreciation of $27,983 and gross unrealized depreciation of $3,358.
(d)Security was pledged to cover margin requirements for open future contracts.
   The following contracts were open at December 31, 1998:

                              Number of     Contract                 Unrealized
        Type    Position      Contracts        Value    Expiration         Gain
   ----------   --------     ----------     --------      --------    ---------
 U.S. T-Bond        Long             85      $10,861          3/99         $103

Variable rate demand bonds (VRDB) are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper.
These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------------------------
December 31, 1998
(All amounts in thousands, except per-share data)
(Unaudited)
                                                                                    Municipal
                                                                                        Money Intermediate     Managed    High-Yield
                                                                                       Market   Municipals  Municipals    Municipals
                                                                                         Fund         Fund        Fund          Fund
                                                                                  -----------  ----------- -----------   -----------
Assets
Investment in Portfolio, at value ...............................................   $ 122,442    $    --     $    --      $ 330,655
Investments, at market value (cost $185,135 and $514,021, respectively)  ........        --        199,477     577,641         --
Accrued interest receivable .....................................................        --          3,231      10,066         --
Receivable for investments sold .................................................        --          3,020        --           --
Receivable for fund shares sold .................................................         777           52          37           66
Cash ............................................................................          75           54        --             25
Other assets ....................................................................          31           40          88           55
                                                                                    ---------    ---------   ---------    ---------
   Total assets .................................................................     123,325      205,874     587,832      330,801
                                                                                    ---------    ---------   ---------    ---------
Liabilities
Payable for investments purchased ...............................................        --          4,303       6,333         --
Dividends payable ...............................................................          80          771       1,484          921
Payable for fund shares redeemed ................................................         686           74          59          187
Payable to investment adviser and transfer agent ................................          35          122         332           76
Other liabilities ...............................................................          33           72         177          134
                                                                                    ---------    ---------   ---------    ---------
   Total liabilities ............................................................         834        5,342       8,385        1,318
                                                                                    ---------    ---------   ---------    ---------
   Net assets ...................................................................   $ 122,491    $ 200,532   $ 579,447    $ 329,483
                                                                                    =========    =========   =========    =========
Analysis of Net Assets
Paid-in capital .................................................................   $ 122,502    $ 186,155   $ 515,830    $ 316,551
Net unrealized appreciation on investments ......................................        --         14,342      63,620       24,719
Accumulated net realized gains (losses) on investments ..........................         (11)          35          (3)     (11,787)
                                                                                    ---------    ---------   ---------    ---------
   Net assets ...................................................................   $ 122,491    $ 200,532   $ 579,447    $ 329,483
                                                                                    =========    =========   =========    =========
Shares outstanding (unlimited number authorized) ................................     122,429       17,227      61,391       27,509
                                                                                    =========    =========   =========    =========
Net asset value per share .......................................................   $    1.00    $   11.64   $    9.44    $   11.98
                                                                                    =========    =========   =========    =========

See accompanying Notes to Financial Statements.

Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                                 Municipal
                                                                                     Money  Intermediate       Managed    High-Yield
                                                                                    Market    Municipals    Municipals    Municipals
                                                                                      Fund          Fund          Fund          Fund
                                                                               -----------   -----------   -----------   -----------
Investment Income
Tax-exempt interest allocated from Portfolio ................................     $  2,097      $   --        $   --       $ 10,329
Tax-exempt interest .........................................................         --           5,279        16,783         --
                                                                                  --------      --------      --------     --------
   Total investment income ..................................................        2,097         5,279        16,783       10,329
                                                                                  --------      --------      --------     --------
Expenses
Management fees .............................................................         --             441         1,214         --
Expenses allocated from Portfolio ...........................................          181          --            --            774
Transfer agent fees .........................................................           90           141           412          240
Administrative fees .........................................................          149           138           332          209
Printing and postage ........................................................           12            13            35           24
Accounting fees .............................................................           13            14            19           16
Audit and legal fees ........................................................           11            13            14            5
SEC and state registration fees .............................................           12            14            15           19
Trustees' fees ..............................................................            3             6             7            1
Other .......................................................................           12            23            74           28
                                                                                  --------      --------      --------     --------
   Total expenses ...........................................................          483           803         2,122        1,316
Reimbursement of expenses by investment adviser .............................          (71)          (98)         --           --
                                                                                  --------      --------      --------     --------
   Net expenses .............................................................          412           705         2,122        1,316
                                                                                  --------      --------      --------     --------
   Net investment income ....................................................        1,685         4,574        14,661        9,013
                                                                                  --------      --------      --------     --------
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments allocated from Portfolio .........           (3)         --            --          1,344
Net realized gains on investments ...........................................         --             418         1,520         --
Net change in unrealized appreciation or depreciation on investments ........         --           1,606         2,035       (1,364)
                                                                                  --------      --------      --------     --------
   Net gains (losses) on investments ........................................           (3)        2,024         3,555          (20)
                                                                                  --------      --------      --------     --------
Net Increase in Net Assets Resulting from Operations ........................     $  1,682      $  6,598      $ 18,216     $  8,993
                                                                                  ========      ========      ========     ========

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                                   Municipal Money                 Intermediate
                                                                                      Market Fund                Municipals Fund
                                                                               Six Months          Year    Six Months           Year
                                                                                    Ended         Ended         Ended          Ended
                                                                                 Dec. 31,      June 30,      Dec. 31,       June 30,
                                                                                     1998          1998          1998           1998
                                                                                -----------------------     ------------------------
Operations
Net investment income ......................................................    $   1,685     $   3,771     $   4,574     $   9,378
Net realized gains (losses) on investments .................................           (3)         --             418           753
Net change in unrealized appreciation or depreciation on investments .......         --            --           1,606         3,083
                                                                                ---------     ---------     ---------     ---------
   Net increase in net assets resulting from operations ....................        1,682         3,771         6,598        13,214
                                                                                ---------     ---------     ---------     ---------
Distributions to Shareholders
Distributions from net investment income ...................................       (1,685)       (3,771)       (4,574)       (9,378)
Distributions from net capital gains .......................................         --            --            (925)         (545)
                                                                                ---------     ---------     ---------     ---------
   Total distributions to shareholders .....................................       (1,685)       (3,771)       (5,499)       (9,923)
                                                                                ---------     ---------     ---------     ---------
Share Transactions
Subscriptions to fund shares ...............................................       81,459       177,051        22,187        31,594
Value of distributions reinvested ..........................................        1,374         2,975         3,280         5,718
Redemptions of fund shares .................................................      (75,618)     (183,171)      (21,685)      (40,958)
                                                                                ---------     ---------     ---------     ---------
   Net increase (decrease) from share transactions .........................        7,215        (3,145)        3,782        (3,646)
                                                                                ---------     ---------     ---------     ---------
   Net increase (decrease) in net assets ...................................        7,212        (3,145)        4,881          (355)
Total Net Assets
Beginning of period ........................................................      115,279       118,424       195,651       196,006
                                                                                ---------     ---------     ---------     ---------
End of period ..............................................................    $ 122,491     $ 115,279     $ 200,532     $ 195,651
                                                                                =========     =========     =========     =========
Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ...............................................       81,459       177,051         1,898         2,733
Issued in reinvestment of distributions ....................................        1,374         2,975           281           494
Redemptions of fund shares .................................................      (75,618)     (183,171)       (1,857)       (3,542)
                                                                                ---------     ---------     ---------     ---------
   Net increase (decrease) in fund shares ..................................        7,215        (3,145)          322          (315)
Shares outstanding at beginning of period ..................................      115,214       118,359        16,905        17,220
                                                                                ---------     ---------     ---------     ---------
Shares outstanding at end of period ........................................      122,429       115,214        17,227        16,905
                                                                                =========     =========     =========     =========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
For The Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Managed                    High-Yield
                                                                                    Municipals Fund              Municipals Fund
                                                                               Six Months          Year    Six Months           Year
                                                                                    Ended         Ended         Ended          Ended
                                                                                 Dec. 31,      June 30,      Dec. 31,       June 30,
                                                                                     1998          1998          1998           1998
                                                                                -----------------------     ------------------------
Operations
Net investment income ......................................................    $  14,661     $  30,361     $   9,013     $  17,880
Net realized gains (losses) on investments .................................        1,520         1,473         1,344        (3,850)
Net change in unrealized appreciation or depreciation on investments .......        2,035        15,722        (1,364)       11,887
                                                                                ---------     ---------     ---------     ---------
   Net increase in net assets resulting from operations ....................       18,216        47,556         8,993        25,917
                                                                                ---------     ---------     ---------     ---------
Distributions to Shareholders
Distributions from net investment income ...................................      (14,661)      (30,361)       (9,013)      (17,880)
Distributions from net capital gains .......................................         --            --            --            --
                                                                                ---------     ---------     ---------     ---------
   Total distributions to shareholders .....................................      (14,661)      (30,361)       (9,013)      (17,880)
                                                                                ---------     ---------     ---------     ---------
Share Transactions
Subscriptions to fund shares ...............................................       22,405        42,525        35,388        75,509
Value of distributions reinvested ..........................................        8,166        16,076         4,966         9,200
Redemptions of fund shares .................................................      (37,817)      (75,024)      (52,631)      (57,036)
                                                                                ---------     ---------     ---------     ---------
   Net increase (decrease) from share transactions .........................       (7,246)      (16,423)      (12,277)       27,673
                                                                                ---------     ---------     ---------     ---------
   Net increase (decrease) in net assets ...................................       (3,691)          772       (12,297)       35,710
Total Net Assets
Beginning of period ........................................................      583,138       582,366       341,780       306,070
                                                                                ---------     ---------     ---------     ---------
End of period ..............................................................    $ 579,447     $ 583,138     $ 329,483     $ 341,780
                                                                                =========     =========     =========     =========
Analysis of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ...............................................        2,371         4,557         2,942         6,341
Issued in reinvestment of distributions ....................................          865         1,721           414           771
Redemptions of fund shares .................................................       (4,003)       (8,036)       (4,389)       (4,792)
                                                                                ---------     ---------     ---------     ---------
   Net increase (decrease) in fund shares ..................................         (767)       (1,758)       (1,033)        2,320
Shares outstanding at beginning of period ..................................       62,158        63,916        28,542        26,222
                                                                                ---------     ---------     ---------     ---------
Shares outstanding at end of period ........................................       61,391        62,158        27,509        28,542
                                                                                =========     =========     =========     =========

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------

December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                                SR&F                 SR&F
                                                                           Municipal           High-Yield
                                                                        Money Market           Municipals
                                                                           Portfolio            Portfolio
                                                                          ----------           ----------
Assets
Investments, at value (cost $139,311 and $304,861, respectively) .....      $139,311             $329,486
Accrued interest receivable ..........................................           977                6,132
Receivable for investments sold ......................................         5,687                  785
Cash .................................................................            11                  343
                                                                            --------             --------
   Total assets ......................................................       145,986              336,746
                                                                            --------             --------
Liabilities
Payable for investments purchased ....................................         9,195                3,528
Payable to investment adviser ........................................            31                  102
Other liabilities ....................................................            44                    9
                                                                            --------             --------
   Total liabilities .................................................         9,270                3,639
                                                                            --------             --------
   Net assets applicable to investors' beneficial interest ...........      $136,716             $333,107
                                                                            ========             ========

Statements of Operations
--------------------------------------------------------------------------------
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
                                                                               SR&F                SR&F
                                                                          Municipal          High-Yield
                                                                       Money Market          Municipals
                                                                          Portfolio           Portfolio
                                                                         ----------          ----------
Investment Income
Tax-exempt interest ...................................................    $  2,380            $ 10,388
                                                                           --------            --------
Expenses
Management fees .......................................................         170                 730
Accounting fees .......................................................          14                  16
Audit and legal fees ..................................................           9                  23
Trustees' fees ........................................................           4                   6
Other .................................................................           9                   3
                                                                           --------            --------
   Total expenses .....................................................         206                 778
                                                                           --------            --------
   Net investment income ..............................................       2,174               9,610
                                                                           --------            --------
Realized and Unrealized Losses on Investments
Net realized gains (losses) on investments ............................          (3)              1,334
Net change in unrealized appreciation or depreciation on investments ..        --                (1,355)
                                                                           --------            --------
   Net losses on investments ..........................................          (3)                (21)
                                                                           --------            --------
Net Increase in Net Assets Resulting from Operations ..................    $  2,171            $  9,589
                                                                           ========            ========

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
(All amounts in thousands)
(Unaudited)
                                                                            SR&F Municipal                      SR&F High-Yield
                                                                         Money Market Portfolio              Municipals Portfolio
                                                                      Six Months           Period       Six Months           Period
                                                                           Ended            Ended            Ended            Ended
                                                                        Dec. 31,         June 30,         Dec. 31,         June 30,
                                                                            1998             1998             1998          1998 (a)
                                                                       ---------        ---------        ---------        ---------
Operations
Net investment income ..........................................       $   2,174        $   4,891        $   9,610        $   7,847
Net realized gains (losses) on investments .....................              (3)            --              1,334             (214)
Net change in unrealized appreciation or
   depreciation on investments .................................            --               --             (1,355)          (1,762)
                                                                       ---------        ---------        ---------        ---------
   Net increase in net assets resulting
     from operations ...........................................           2,171            4,891            9,589            5,871
                                                                       ---------        ---------        ---------        ---------
Transactions in Investors' Beneficial Interests
Contributions ..................................................          37,533           80,237           21,587          349,343
Withdrawals ....................................................         (35,006)         (92,038)         (41,235)         (12,048)
                                                                       ---------        ---------        ---------        ---------
   Net increase (decrease) from transactions
     in investors' beneficial interests ........................           2,527          (11,801)         (19,648)         337,295
                                                                       ---------        ---------        ---------        ---------
   Net increase (decrease) in net assets .......................           4,698           (6,910)         (10,059)         343,166
Total Net Assets
Beginning of period ............................................         132,018          138,928          343,166             --
                                                                       ---------        ---------        ---------        ---------
End of period ..................................................       $ 136,716        $ 132,018        $ 333,107        $ 343,166
                                                                       =========        =========        =========        =========

(a) From commencement of operations on February 2, 1998.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts, except per-share amounts, in thousands)

Note 1. Organization
Stein Roe Municipal Money Market Fund, Stein Roe Intermediate Municipals Fund, Stein Roe Managed Municipals Fund and Stein Roe High-Yield Municipals Fund (the "Funds") are series of Stein Roe Municipal Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. Municipal Money Market Fund and High-Yield Municipals Fund invest substantially all of their assets in SR&F Municipal Money Market Portfolio and SR&F High-Yield Municipals Portfolio (the "Portfolios"), respectively.
   The Portfolios are series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. SR&F High-Yield Municipals Portfolio commenced operations on February 2, 1998. At commencement, High-Yield Municipals Fund contributed $335,711 in securities and other assets to SR&F High-Yield Municipals Portfolio in exchange for beneficial ownership of the Portfolio. At February 4, 1998, Stein Roe Advisor High-Yield Municipals Fund contributed cash of $100 to the Portfolio. The Portfolios allocate income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At December 31, 1998, Stein Roe Municipal Money Market Fund and Colonial Municipal Money Market Fund owned 89.6% and 10.4%, respectively, of SR&F Municipal Money Market Portfolio; and Stein Roe High-Yield Municipals Fund and Stein Roe Advisor High-Yield Municipals Fund owned 99.3% and 0.7%, respectively, of SR&F High-Yield Municipals Portfolio.

Note 2. Significant Accounting Policies
The following summarizes the significant accounting policies of the Funds and Portfolios. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investment Transactions and Investment Income
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The values of such securities are subject to market fluctuations during this period. At December 31, 1998, investments in these securities for Intermediate Municipals Fund, Managed Municipals Fund, and SR&F High-Yield Municipals Portfolio represented 2.1%, 1.1%, and 1.0% of net assets, respectively.

Security Valuations
All securities are valued as of December 31, 1998. Municipal securities are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of bid valuations provided by a pricing service, except for SR&F Municipal Money Market Portfolio. The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50% or more exists between Stein Roe Municipal Money Market Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, its Board of Trustees would consider what action, if any, should be taken. Other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
   Municipal Money Market Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

Futures Contracts
During the six months ended December 31, 1998, SR&F High-Yield Municipals Portfolio entered into U.S. Treasury security futures contracts to either hedge against expected declines in the value of its securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund or Portfolio seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.
   Upon entering into a futures contract, the Fund or Portfolio deposits with its custodian cash or securities in an amount sufficient to meet the initial margin requirements. Subsequent payments are made or received by the Fund or Portfolio equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund or Portfolio recognizes a realized gain or loss when the contract is closed or expires. See SR&F High-Yield Municipals Portfolio's portfolio of investments for a summary of open futures contracts at December 31, 1998. No other Funds or Portfolios entered into any futures contracts during the period.

Federal Income Taxes
No provision is made for federal income taxes since (a) the Funds elect to be taxed as "regulated investment companies" and make distributions to their shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolios are treated as partnerships for federal income tax purposes and all of their income is allocated to their owners based on respective percentages of ownership. All dividends paid from net investment income by the Funds constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be subject to alternative minimum tax.

   The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward up to eight years following the year of the loss, and offset such losses against any future realized gains. At June 30, 1998, High-Yield Municipals Fund had a capital loss carryforward of $12,069 which expires between 2003 and 2006.

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly. Capital gains distributions, if any, are distributed annually. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently than generally accepted accounting principles. Distributions in excess of tax-basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

Note 3. Portfolio Composition
The Funds and Portfolios invest in municipal securities including, but not limited to, general obligation bonds, revenue bonds and escrowed bonds (i.e., bonds that have been refinanced, the proceeds of which have been invested in U.S. government obligations that are set aside to pay off the original issue at the first call date or maturity).
   The Funds and Portfolios hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 1998, investments in these securities for Intermediate Municipals Fund, Managed Municipals Fund and SR&F High-Yield Municipals Portfolio represented 55.5%, 23.5% and 2.0% of holdings, respectively. SR&F Municipal Money Market Portfolio invests in certain short-term securities that are backed by bank letters of credit used to provide liquidity to the issuer and/or additional security in the event of default. At December 31, 1998, 61.6% of the Portfolio was backed by bank letters of credit. See the Portfolio of Investments for each Fund or Portfolio for additional information regarding portfolio composition.

Note 4. Trustees' Fees and Transactions with Affiliates
The Funds and Portfolios pay monthly management and administrative fees, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager. The annual rates, as a percentage of average daily net assets, are as follows:

                              Management Fee                        Administrative Fee
Municipal Money Market Fund   N/A                                   .250% up to $500 million,
                                                                    .200% of the next $500 million,
                                                                    .150% thereafter

SR&F Municipal Money          .250%                                 N/A
Market Portfolio

Intermediate Municipals Fund  .450% up to $100 million,             .150% up to $100 million,
                              .425% of the next $100 million,       .125% of the next $100 million,
                              .400% thereafter                      .100% thereafter

Managed Municipals Fund       .450% up to $100 million,             .150% up to $100 million,
                              .425% of the next $100 million,       .125% of the next $100 million,
                              .400% of the next $800 million,       .100% of the next $800 million,
                              .375% thereafter .075% thereafter

High-Yield Municipal Fund     N/A                                   .150% up to $100 million,
                                                                    .125% of the next $100 million,
                                                                    .100% thereafter

SR&F High-Yield Municipals    .450% up to $100 million,             N/A
Portfolio                     .425% of the next $100 million,
                              .400% thereafter

   The Adviser also provides fund accounting services to the Funds and Portfolios.
   The Adviser has agreed to reimburse Municipal Money Market Fund and Intermediate Municipals Fund for annual expenses in excess of .70% of average daily net assets. This commitment expires on October 31, 1999, subject to earlier termination by the Adviser on 30 days notice.
   Transfer agent fees are paid to SteinRoe Services, Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Funds.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Municipal Money Market Fund, Intermediate Municipals Fund, Managed Municipals Fund, High-Yield Municipals Fund, SR&F Municipal Money Market Portfolio, and SR&F High-Yield Municipals Portfolio for the six months ended December 31, 1998, was $3, $6, $7, $1, $4 and $6, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 5. Short-Term Debt
To facilitate portfolio liquidity, the Funds and Portfolios maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings by any of the Funds or Portfolios during the six months ended December 31, 1998.

Note 6. Investment Transactions
The aggregate cost of purchases and proceeds from sales or maturities of securities, excluding short-term obligations, for the six months ended December 31, 1998, were as follows:
                                                        Purchases          Sales
                                                        ---------      ---------
Intermediate Municipals Fund...........................   $49,834        $43,291
Managed Municipals Fund................................    28,597         42,311
SR&F High-Yield Municipals Portfolio...................    33,622         26,564

Financial Highlights
--------------------------------------------------------------------------------

Municipal Money Market Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                            Six Months
                                                                 Ended
                                                              Dec. 31,
                                                                  1998                         Years Ended June 30,
                                                            (Unaudited)          1998           1997           1996           1995
                                                           -----------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ....................       $1.000         $1.000         $1.000         $1.000         $1.000
                                                                ------         ------         ------         ------         ------
   Net investment income ................................         .014           .031           .030           .031           .030
   Distributions from net
      investment income .................................        (.014)         (.031)         (.030)         (.031)         (.030)
                                                                ------         ------         ------         ------         ------
Net Asset Value, End of Period ..........................       $1.000         $1.000         $1.000         $1.000         $1.000
                                                                ======         ======         ======         ======         ======
Ratio of net expenses to average net assets (a) .........         0.69%(c)       0.70%          0.70%          0.70%          0.70%
Ratio of net investment income to average
   net assets (b) .......................................         2.82%(c)       3.06%          2.98%          3.09%          2.96%
Total return (b) ........................................         1.43%          3.10%          3.04%          3.13%          3.02%
Net assets, end of period (000's)  ......................     $122,491       $115,279       $118,424       $120,432       $146,704


SR&F Municipal Money Market Portfolio
                                                                    Six Months
                                                                         Ended                                             Period
                                                                      Dec. 31,      Year Ended                              Ended
                                                                          1998        June 30,        June 30,           June 30,
                                                                    (Unaudited)           1998            1997            1996 (d)
                                                                   -----------       ---------        --------           --------
Selected Ratios
Ratio of net expenses to average net assets ..................        0.30%(c)           0.34%           0.32%           0.30%(c)
Ratio of net investment income to average
   net assets ................................................        3.20%(c)           3.41%           3.36%           3.50%(c)

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.81% for the six months ended
   December 31, 1998, and 0.86%, 0.86%, 0.84% and 0.78% for the years ended June
   30, 1998, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to Adviser's expense limitation undertaking.
(c)Annualized
(d)From commmencement of operations on September 28, 1995.

Financial Highlights Continued
--------------------------------------------------------------------------------
Intermediate Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                         Six Months
                                                                              Ended
                                                                           Dec. 31,
                                                                               1998             Years Ended June 30,
                                                                         (Unaudited)      1998       1997       1996       1995
                                                                        -----------   --------   --------   --------   --------
Net Asset Value, Beginning of Period .....................................   $11.57     $11.38     $11.22     $11.16     $11.00
                                                                             ------     ------     ------     ------     ------
Income From Investment Operations
   Net investment income .................................................      .27        .54        .55        .55        .53
   Net realized and unrealized gains
      on investments .....................................................      .12        .22        .22        .06        .16
                                                                             ------     ------     ------     ------     ------
      Total from investment operations ...................................      .39        .76        .77        .61        .69
                                                                             ------     ------     ------     ------     ------
Distributions
   Net investment income .................................................     (.27)      (.54)      (.55)      (.55)      (.53)
   Net realized gains ....................................................     (.05)      (.03)      (.06)        --         --
                                                                             ------     ------     ------     ------     ------
      Total distributions ................................................     (.32)      (.57)      (.61)      (.55)      (.53)
                                                                             ------     ------     ------     ------     ------
Net Asset Value, End of Period ...........................................   $11.64     $11.57     $11.38     $11.22     $11.16
                                                                             ======     ======     ======     ======     ======
Ratio of net expenses to average net assets (a) ..........................     0.70%(c)   0.70%     0.70%      0.70%      0.74%
Ratio of net investment income to average
   net assets (b) ........................................................     4.54%(c)   4.70%     4.84%      4.82%      4.94%
Portfolio turnover rate ..................................................       22         29%       44%        66%        67%
Total return (b) .........................................................     3.40%      6.84%     7.07%      5.47%      6.59%
Net assets, end of period (000's)  .......................................  $200,532  $195,651  $196,006   $204,726    $212,489

(a)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, this ratio would have been 0.80% for the six months ended
   December 31, 1998, and 0.81%, 0.82%, 0.81% and 0.76% for the years ended June
   30, 1998, 1997, 1996 and 1995, respectively.
(b)Computed giving effect to Adviser's expense limitation undertaking.
(c)Annualized

Managed Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                            Six Months
                                                                 Ended
                                                              Dec. 31,
                                                                  1998                         Years Ended June 30,
                                                            (Unaudited)          1998           1997           1996           1995
                                                           -----------       --------       --------       --------       --------
Net Asset Value, Beginning of Period .....................       $9.38         $ 9.11         $ 8.85         $ 8.79         $ 8.70
                                                                 -----         ------         ------         ------         ------
Income From Investment Operations
   Net investment income .................................         .24            .48            .48            .48            .51
   Net realized and unrealized gains
      on investments .....................................         .06            .27            .26            .06            .09
                                                                 -----         ------         ------         ------         ------
      Total from investment operations ...................         .30            .75            .74            .54            .60
                                                                 -----         ------         ------         ------         ------
Distributions
   Net investment income .................................        (.24)          (.48)          (.48)          (.48)          (.51)
   Net realized gains ....................................        --             --             --             --             --
                                                                 -----         ------         ------         ------         ------
      Total distributions ................................        (.24)          (.48)          (.48)          (.48)          (.51)
                                                                 -----         ------         ------         ------         ------
Net Asset Value, End of Period ...........................       $9.44         $ 9.38         $ 9.11         $ 8.85         $ 8.79
                                                                                                                            ======
Ratio of net expenses to average net assets ..............        0.72%(a)       0.72%          0.73%          0.72%          0.65%
Ratio of net investment income to average
   net assets ............................................        4.99%(a)       5.14%          5.31%          5.41%          5.85%
Portfolio turnover rate ..................................           5%            12%            16%            40%            33%
Total return .............................................        3.21%          8.37%          8.56%          6.24%          7.12%
Net assets, end of period (000's) ........................    $579,447       $583,138       $582,366       $606,359       $629,730

(a)Annualized

Financial Highlights Continued
--------------------------------------------------------------------------------

High-Yield Municipals Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                        Six Months
                                                             Ended
                                                          Dec. 31,
                                                              1998                            Years Ended June 30,
                                                        (Unaudited)           1998              1997           1996           1995
                                                        -----------       --------          --------       --------       --------
Net Asset Value, Beginning of Period .................       $11.97         $11.67            $11.40         $11.31         $11.06
                                                             ------         ------            ------         ------         ------
Income From Investment Operations
   Net investment income .............................          .32            .65               .72            .67            .66
   Net realized and unrealized gains
      on investments .................................          .01            .30               .27            .09            .25
                                                             ------         ------            ------         ------         ------
      Total from investment operations ...............          .33            .95               .99            .76            .91
                                                             ------         ------            ------         ------         ------
Distributions
   Net investment income .............................         (.32)          (.65)             (.72)          (.67)          (.66)
   Net realized gains ................................         --             --                --             --             --
                                                             ------         ------            ------         ------         ------
      Total distributions ............................         (.32)          (.65)             (.72)          (.67)          (.66)
                                                             ------         ------            ------         ------         ------
Net Asset Value, End of Period .......................       $11.98         $11.97            $11.67         $11.40         $11.31
                                                             ======         ======            ======         ======         ======
Ratio of net expenses to average net assets ..........         0.77%(a)       0.75%             0.77%          0.85%          0.86%
Ratio of net investment income to average
   net assets ........................................         5.25%(a)       5.48%             6.20%          5.86%          5.98%
Portfolio turnover rate ..............................          N/A              8%(b)            11%            34%            23%
Total return .........................................         2.76%          8.32%             8.91%          6.83%          8.54%
Net assets, end of period (000's)  ...................     $329,483       $341,780           $306,070      $282,956       $281,155

SR&F High-Yield Municipals Portfolio
                                                                Six Months
                                                                     Ended      Period
                                                                   Dec. 31,      Ended
                                                                      1998    June 30,
                                                                (Unaudited)    1998 (c)
                                                                ----------   ---------
Selected Ratios
Ratio of net expenses to average net assets............            0.45%(a)    0.47%(a)
Ratio of net investment income to average net assets...            5.56%(a)    5.72%(a)
Portfolio turnover rate................................               8%          3%

(a)Annualized
(b)Prior to commencement of operations of the Portfolio.
(c)From commencement of operations on February 2, 1998.

Municipal Trust
--------------------------------------------------------------------------------
Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Kevin Connaughton, Vice President
Timothy Jacoby, Vice President
Joanne T. Costopoulos, Vice President
Brian M. Hartford, Vice President
Gail Knudsen, Vice President
William C. Loring, Vice President
Lynn C. Maddox, Vice President
Maureen Newman, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Veronica M. Wallace, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer


Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

--------------------------------------------------------------------------------
The Stein Roe Mutual Funds

Fixed Income Funds
     Cash Reserves Fund
     Municipal Money Market Fund
     Intermediate Municipals Fund
     Managed Municipals Fund
     High-Yield Municipals Fund
     Intermediate Bond Fund
     Income Fund
     High Yield Fund


Equity Funds
     Balanced Fund
     Growth & Income Fund
     Growth Stock Fund
     Young Investor Fund
     Growth Opportunities Fund
     Special Fund
     Large Company Focus Fund
     Special Venture Fund
     Capital Opportunities Fund
     International Fund
     Small Company Growth Fund
                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One SouthWacker Drive, 32nd Floor.

                         Liberty Funds Distributor, Inc.




                                                                      TE12A 2/99